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                                                                    EXHIBIT 10.7

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                            STOCK PURCHASE AGREEMENT

                                       by

                                       and

                                      among

                        P.F. CHANG'S CHINA BISTRO, INC.;

                         CATTERTON-SIMON PARTNERS, L.P.;

                             CATTERTON-PFC, L.L.C.;

                        OAK INVESTMENT PARTNERS VI, L.P.;

                           OAK AFFILIATES FUND, L.P.;

                  the OTHER CO-INVESTORS listed on Schedule 1;

                                       and

                      PAUL M. FLEMING and KELLY M. FLEMING

                                   ----------

                          Dated as of FEBRUARY 1, 1996

                                   ----------


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

                                TABLE OF CONTENTS

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
RECITALS ................................................................................................1

AGREEMENT ...............................................................................................1

ARTICLE 1

                                  DEFINITIONS ...........................................................2
       1.1  Definitions .................................................................................2
       1.2  Accounting Terms; Financial Statements.......................................................8
       1.3  Knowledge Standard...........................................................................8
       1.4  Other Defined Terms..........................................................................8

ARTICLE 2

                        AUTHORIZATION OF PREFERRED STOCK;
                         PURCHASE AND SALE OF SECURITIES.................................................9
       2.1  Preferred Stock..............................................................................9
       2.2  Purchase and Sale of Securities..............................................................9
       2.3  Closing......................................................................................9
       2.4  Fees and Expenses...........................................................................10

ARTICLE 3

                          CONDITIONS TO THE OBLIGATION
                  OF THE PURCHASERS TO PURCHASE THE SECURITIES..........................................10
       3.1   Representations and Warranties.............................................................10
       3.2   Compliance with Terms and Conditions of this Agreement.....................................10
       3.3   Delivery of Certificates Evidencing the Securities.........................................10
       3.5   Secretary's Certificates...................................................................11
       3.6   Documents .................................................................................11
       3.7   Purchase Permitted by Applicable Laws......................................................11
       3.8   Opinion of Counsel.........................................................................11
       3.9   Approval of Counsel to Purchasers..........................................................11
       3.10  Consents and Approvals.....................................................................11
       3.11  Certain Waivers............................................................................12
       3.12  No material Adverse Change.................................................................12
       3.13  Certificate and By-laws....................................................................12
       3.14  No Material Judgment or Order..............................................................12
       3.15  Financial Statements.......................................................................12
       3.16  Pro Forma Balance Sheet....................................................................12
       3.17  Budget.....................................................................................12
       3.18  Contribution Agreement.....................................................................13
       3.19  Employment Agreement.......................................................................13
       3.20  Guaranty Agreement.........................................................................13
       3.21  Registration Rights Agreement..............................................................13
       3.22  Shareholders' Agreement....................................................................13
       3.23  Transition Services Agreement..............................................................13
       3.24  Corporate Restructuring. The Corporate Restructuring shall have been completed in form and substance reasonably satisfactory to the Purchasers....................................13

ARTICLE 4
                       CONDITIONS TO THE OBLIGATION OF THE
                               COMPANY TO CLOSE.........................................................13
       4.1   Representations and Warranties.............................................................13
       4.2   Compliance with Terms and Conditions of this Agreement.....................................13

        4.3 Certificates. The Company shall have received (i) for each Purchaser that is a corporation, a certificate from such corporation, dated as of the Closing Date and signed by the Secretary or an Assistant Secretary of the Company, certifying that the attached resolutions of the Board of Directors of such corporation approving the Transaction Agreements and the transactions contemplated thereby, are true, complete and correct and remain unchanged and in full force and effect; and (ii) for each Purchaser that is not a corporation, a certificate executed by such Person as the Company shall reasonably deem appropriate under the circumstances, certifying that all approvals required according to such Purchaser's organizational documents have been duly obtained, and remain unchanged and in full force and effect.

        4.4 Documents. The Company shall have received true, complete and correct copies of such documents and such other information as it may have reasonably requested in connection with or related to the purchase of the Securities by each Purchaser and the transactions contemplated by the Transaction Agreement, all in form and substance reasonably satisfactory to the Company prior to the Closing, including without limitation the Registration Rights Agreement and the Shareholders Agreement executed by the Purchasers, unless the execution of such documents by the Company has been waived by the Purchasers as a condition to their obligation to purchase the Securities.

                                       i

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                                      TABLE OF CONTENTS - (cont'd)
                                                                                              Page
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
    4.5   Closing Certificate..................................................................14
    4.7   Payment of Purchase Price............................................................14
    4.8   Approval of Counsel to Company.......................................................14
    4.9   Consents and Approvals...............................................................15
    4.10  No Material Judgment or Order........................................................15

 ARTICLE 5

                               REPRESENTATIONS AND
                            WARRANTIES OF THE COMPANY..........................................15
    5.1   Corporate Existence and Authority....................................................15
    5.2   Corporate Authorization; No Contravention............................................15
    5.3   Governmental Authorization; Third Party Consents.....................................16
    5.4   Binding Effect.......................................................................16
    5.5   Other Agreements.....................................................................16
    5.6   Capitalization.......................................................................16
    5.7   Company Affiliates...................................................................17
    5.8   Private Offering.....................................................................17
    5.9   Litigation...........................................................................18
    5.10  Financial Statements.................................................................18
    5.11  Title and Condition of Assets........................................................18
    5.12  Contractual Obligations..............................................................19
    5.13  Patents, Trademarks, Etc.............................................................20
    5.14  Tax Matters..........................................................................20
    5.15  Severance Arrangements...............................................................22
    5.16  No Material Adverse Change...........................................................22
    5.17  Environmental Matters................................................................22
    5.18  Investment Company/Government Regulations............................................23
    5.19  Broker's, Finder's or Similar Fees...................................................23
    5.20  Labor Relations and Employee Matters.................................................23
    5.21  Employee Benefits Matters
    5.22  Potential Conflicts of Interest......................................................26
    5.23  Outstanding Borrowings...............................................................26
    5.24  Insurance Schedule...................................................................26
    5.25  Undisclosed Liabilities..............................................................26
    5.26  Solvency.............................................................................26
    5.27  Compliance with Law..................................................................27
    5.28  No Other Agreements to Sell the Assets or Capital Stock of the Company...............27
    5.29  Hart-Scott-Rodino....................................................................27
    5.30  Disclosure...........................................................................27

ARTICLE 6

                               REPRESENTATIONS AND
                           WARRANTIES OF THE PURCHASERS........................................28
    6.1   Existence and Authority..............................................................28
    6.2   Authorization; No Contravention......................................................28
    6.3   Governmental Authorization; Third Party Consent......................................28
    6.4   Binding Effect.......................................................................28
    6.5   Purchase for Own Account.............................................................28
    6.6   Accredited Investor Status...........................................................29
    6.8   Broker's, Finder's or Similar Fees...................................................30

ARTICLE 7

                            COVENANTS OF THE COMPANY...........................................30
    7.1   Further Assurances...................................................................30
    7.2   Notification of Certain Matters......................................................30
    7.3   Access to Information................................................................30
    7.4   Conduct of Business..................................................................31
    7.5   Contribution Agreement...............................................................31

ARTICLE 8

                      COVENANTS OF THE COMPANY WITH RESPECT
                       TO THE PERIOD FOLLOWING THE CLOSING.....................................31
    8.1   Reservation of Shares................................................................31
    8.2   Books and Records....................................................................32
    8.3   Use of Proceeds......................................................................32
    8.4   New Lines of Business................................................................32
    8.5   Compensation of Directors............................................................32
    8.6   Management Incentive Stock Option Plan...............................................32

ARTICLE 9

                               INDEMNIFICATION.................................................32
    9.1   Indemnification......................................................................32

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                                 TABLE OF CONTENTS - (cont'd)
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    9.2    Notification........................................................................33
    9.3    Registration Rights Agreement.......................................................34

 ARTICLE 10

                                       MISCELLANEOUS...........................................34
    10.1   Termination.........................................................................34
    10.2   Survival of Representations and Warranties..........................................35
    10.4   Notices.............................................................................35
    10.5   Successors and Assigns..............................................................36
    10.6   Amendment and Waiver................................................................37
    10.7   Counterparts........................................................................37
    10.8   Headings............................................................................37
    10.9   Governing Law.......................................................................37
    10.10  Jurisdiction........................................................................37
    10.11  Severability........................................................................38
    10.12  Rules of Construction...............................................................38
    10.13  Entire Agreement....................................................................38
    10.14  Transaction Expenses................................................................38
    10.15  Publicity...........................................................................38
    10.16  Further Assurances..................................................................38
    10.17  Severability of Representations, Warranties and Covenants...........................38



                                             iii
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


                         TABLE OF EXHIBITS AND SCHEDULES

                                    EXHIBITS

Contribution Agreement........................................................A

Acquisition Agreement.........................................................B

Corporate Restructuring.......................................................C

Guaranty Agreement............................................................D

Registration Rights Agreement.................................................E

Shareholders' Agreement.......................................................F

Transition Services Agreement.................................................G

Warrant.......................................................................H

Certificate of Incorporation..................................................I

By-Laws.......................................................................J

Employment Agreement..........................................................K

                                   SCHEDULES

Securities Being Purchased....................................................1




                         SCHEDULES (continued)

Government & Other Consents.......................................5.3

Shareholders......................................................5.6

Affiliates........................................................5.7

Leased Real Estate.............................................5.11(a)

Agreements.......................................................5.12

Intellectual Property............................................5.13

Tax Elections....................................................5.14

Environmental....................................................5.17

Employee Plans...................................................5.21

Conflicts........................................................5.22

Borrowings.......................................................5.23

Insurance Policies...............................................5.24

Noncompliance....................................................5.27

Obligation to Sell...............................................5.28

                            STOCK PURCHASE AGREEMENT

                  THIS STOCK PURCHASE AGREEMENT (the "Agreement") is entered into as of the 1st day of February, 1996 by and among CATTERTON-SIMON PARTNERS, L.P., a Delaware limited partnership, and CATTERTON-PFC, L.L.C., a Delaware limited liability company (collectively "Catterton"), OAK INVESTMENT PARTNERS VI, L.P., a Delaware limited partnership and OAK VI AFFILIATES FUND, L.P., a Delaware limited partnership (collectively "Oak"), the other co-investors listed on Schedule 1 attached hereto (the "Co-Investors"), PAUL M. FLEMING and KELLY M. FLEMING, a married couple dealing in community property (collectively, "Fleming") and P.F. CHANG'S CHINA BISTRO, INC., a Delaware corporation (the "Company").

                                    RECITALS:

        A. WHEREAS, upon the terms and subject to the conditions set forth in this Agreement, the Company proposes to issue and sell (i) shares of its Series A Convertible Preferred Stock (as defined herein) and (ii) Warrants (as defined herein) to purchase shares of Series A Convertible Preferred Stock to Catterton, Oak and the Co-Investors (each being referred to herein as a "Purchaser" and collectively referred to herein as the "Purchasers").

        B. WHEREAS, upon the terms and subject to the conditions set forth in this Agreement, the Purchasers desire to contribute capital to the Company in exchange for the issuance to the Purchasers of shares of the Series A Convertible Preferred Stock and Warrants of the Company as set forth herein.

        C. WHEREAS, the Purchasers desire that, upon the Closing (as defined in herein), the Purchasers will collectively own one hundred percent (100%) of the Company's outstanding Series A Convertible Preferred Stock.

        D. WHEREAS, Fleming and the Company shall enter into a Contribution Agreement simultaneously with the execution of this Agreement in the form attached hereto as Exhibit A.

        E. WHEREAS, the Company, the Purchasers and Fleming, holder of 100% of the Company's common stock, desire to set forth the objectives and agreements, that will govern their relations and responsibilities with respect to each other by entering into concurrently with the sale and purchase of securities hereunder a Shareholders' Agreement (as defined herein).

                                   AGREEMENT:

        NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

        1.1 Definitions. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

        "Acquisition Agreement" means the Acquisition Agreement among the holders of equity interests in the Company Affiliates and the Company substantially in the form attached hereto as Exhibit B.

        "Affiliate" means, with respect to any specified Person, any Person that, directly or indirectly, controls, is controlled by, or is under common control with, such specified Person, whether by contract, through one or more intermediaries, or otherwise.

        "Balance Sheet Date" means November 30, 1995.

        "Benefit Arrangement" means any employment, consulting, severance or other similar contract, arrangement or policy and each plan, arrangement (written or oral), program, agreement or commitment providing for insurance coverage (including any self-insured arrangements), workers' compensation, disability benefits, supplemental unemployment benefits, vacation benefits, retirement benefits, life, health, disability or accident benefits (including, without limitation, any "voluntary employees' beneficiary association" as defined in Section 501(c)(9) of the Code providing for the same or other benefits) or for deferred compensation, profit-sharing bonuses, stock options, stock appreciation rights, stock purchases or other forms of incentive compensation or post-retirement insurance, compensation or benefits which (A) is not a Welfare Plan, Pension Plan or Multiemployer Plan, (B) is entered into, maintained, contributed to or required to be contributed to, as the case may be, by the Company or an ERISA Affiliate or under which the Company or any ERISA Affiliate may incur any liability, and (C) covers any employee or former employee of the Company or any ERISA Affiliate (with respect to their relationship with such entities).

        "Code" means the Internal Revenue Code of 1986, as amended, or any successor statute thereto.

        "Commission" means the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

        "Common Stock" means the common stock, par value $.01 per share, of the Company, or any other capital stock of the Company into which such stock is reclassified or reconstituted.

        "Company Affiliates" means (i) Fleming Chinese Restaurants, Inc., an Arizona corporation, together with its successors and assigns; (ii) P.F. Chang's II, Inc., an Arizona corporation, together with its successors and assigns;
(iii) P.F. Chang's III, L.L.C., an Arizona limited liability company; (iv) P.F. Chang's IV, L.L.C., an Arizona limited liability company; (v) PFC Building Limited Partnership, an Arizona limited partnership; and (vi) Fleming/PFC III Corp, an Arizona corporation.

        "Condition of the Company" means the assets, business, properties, operations, financial condition or prospects (excluding prospects arising out of general economic or business conditions affecting the restaurant industry generally) of the Company and the Company Affiliates taken as a whole.

        "Contractual Obligation" means as to any Person, any provision of any security issued by such Person or any provision of any agreement, lease of real or personal property, undertaking, contract, indenture, mortgage, deed of trust or other instrument to which such Person is a party or by which it or any of its property is bound.

        "Contribution Agreement" means that certain Contribution Agreement to be entered into as of the Closing Date by and between the Company and Paul Fleming.

        "Corporate Restructuring" means the restructuring of Fleming Chinese Restaurants, Inc., and P.F. Chang's II, Inc., as described in Exhibit C attached hereto.

        "Defined Benefit Plan" means a defined benefit plan within the meaning of Section 3(35) of ERISA or Section 414(j) of the Code, whether funded or unfunded, qualified or nonqualified (whether or not subject to ERISA or the Code).

        "Employee Plans" means all Benefit Arrangements, Multiemployer Plans, Pension Plans and Welfare Plans.

        "Employment Agreement" means the Employment Agreement to be entered into as of the Closing Date between the Company and Fleming substantially in the form attached hereto as Exhibit K.

        "Environmental Expenses" means any liability, loss, cost or expense arising from any Pre-Closing Environmental Matter, including, without limitation, costs of investigation, cleanup, removal, remedial, corrective or response action, the costs associated with posting financial assurances for the completion of investigation, cleanup, removal, remedial, corrective or response actions, the preparation of any closure or other necessary or required plans or analyses, or other reports or analyses submitted to or prepared by regulating agencies, including the cost of health assessments, epidemiological studies and the like, retention of engineers and other expert consultants, legal counsel, capital improvement, operation and maintenance testing and monitoring costs, power and utility costs and pumping taxes or fees, and administrative costs or damages.

        "Environmental Laws" means any federal, state, territorial, provincial or local law, common law doctrine, rule, order, decree, judgment, injunction, license, permit or regulation relating to environmental matters, including those pertaining to land use, air, soil, surface water, ground water (including the protection, cleanup, removal, remediation or damage thereof), public or employee health or safety or any other environmental matter, together with any other laws (federal, state, territorial, provincial or local) relating to emissions, discharges, releases or threatened releases of any pollutant or contaminant including, without limitation, medical, chemical, biological, biohazardous or radioactive waste and materials, into ambient air, land, surface water, groundwater, personal property or structures, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, discharge or handling of any contaminant, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. Section 9601 et seq.), the Hazardous Material Transportation Act (49 U.S.C. Section 1801 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq.), the Clean Air Act (42 U.S.C.
Section 1251 et seq.), the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.), and the Occupational Safety and Health Act (29 U.S.C. Section 651 et seq.), as such laws have been, or are, amended, modified or supplemented heretofore or from time to time hereafter and any analogous future federal, or present or future state or local laws, statutes and regulations promulgated thereunder.

        "Equipment" means all of the tangible personal property owned or leased by the Company or any Company Affiliate and used in or held for use in the operations of the business of the Company or any of Company Affiliate.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

        "ERISA Affiliate" means any Person that is (or at any relevant time was) a member of a "controlled group of corporations" with or under "common control" with the Company as defined in Section 414(b), (c), (m) or (o) of the Code.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

        "Facilities" means the buildings, plants, offices, stores, restaurants and all other improvements on any real property (including fixtures affixed thereto) which are owned or leased by the Company or any Company Affiliate and used or held for use in the operation of the business of the Company or any Company Affiliate.

        "GAAP" means United States generally accepted accounting principles, in effect from time to time, consistently applied.

        "Governmental Authority" means the government of any nation, state, city, locality or other political subdivision of any thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity exercising public functions owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

        "Guaranty Agreement" means the Guaranty Agreement entered into by Fleming for the benefit of the Purchasers substantially in the form attached hereto as Exhibit D.

        "Hazardous Materials" means those substances which are regulated by or form the basis of liability under any Environmental Laws, including, without limitation, petroleum products, radon and asbestos.

        "Indebtedness" means, as to any Person: (a) all obligations, whether or not contingent, of such Person for borrowed money (including, without limitation, reimbursement and all other obligations with respect to surety bonds, letters of credit and bankers' acceptances, whether or not matured), (b) all obligations of such Person evidenced by notes, bonds, debentures or similar instruments, (c) all obligations of such Person representing the balance of deferred purchase price of property or services, except trade accounts payable and accrued commercial or trade liabilities arising in the ordinary course of business, (d) all interest rate and currency swaps, caps, collars and similar agreements or hedging devices under which payments are obligated to be made by such Person, whether periodically or upon the happening of a contingency, (e) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (f) all obligations of such Person under leases which have been or should be, in accordance with GAAP, recorded as capital leases, (g) all indebtedness secured by any Lien (other than Liens in favor of lessors under leases other than leases included in clause (f)) on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is non-recourse to the credit of that Person, and (h) all Indebtedness of any other Person referred to in clauses (a) through (f) above, guaranteed, directly or indirectly, by that Person.

        "Initial Issue Date" shall mean the date that shares of Preferred Stock are first issued by the Company.

        "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment, encumbrance, lien (statutory or other) or other security interest of any kind or nature whatsoever (excluding preferred stock or equity related preferences) including, without limitation, those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a capital lease obligation, or any financing lease having - substantially the same economic effect as any of the foregoing.

        "Material Adverse Effect" means any event or condition which individually or in the aggregate has a material adverse effect on the Condition of the Company or on the ability of the Company to perform its obligations under the Transaction Agreements.

        "Multiemployer Plan" means any "multiemployer plan," as defined in
Section 4001(a)(3) or Section 3(37) of ERISA, (A) which the Company or any ERISA Affiliate maintains, administers, contributes to or is required to contribute to, or, after September 25, 1980, maintained, administered, contributed to or was required to contribute to, or under which the Company or any ERISA Affiliate may incur any liability and (B) which covers any employee or former employee of the Company or any ERISA Affiliate (with respect to their relationship with such entities).

        "Outstanding Borrowings" means all Indebtedness of the Company and/or its Subsidiaries for borrowed money (including without limitation, reimbursement and all other obligations with respect to surety bonds, letters of credit and bankers' acceptances, whether or not matured), excluding obligations with respect to trade payables incurred in the ordinary course of business.

        "PBGC" means the Pension Benefit Guaranty Corporation.

        "Pension Plan" means any "employee pension benefit plan" as defined in
Section 3(2) of ERISA (other than a Multiemployer Plan) (A) which the Company or any ERISA Affiliate maintains, administers, contributes to or is required to contribute to, or, within the five years prior to the Closing Date, maintained, administered, contributed to or was required to contribute to, or under which the Company or any ERISA Affiliate may incur any liability and (B) which covers any employee or former employee of the Company or any ERISA Affiliate (with respect to their relationship with such entities).

        "Permitted Liens" means (i) Liens for taxes, governmental charges or levies which (a) are not yet due and payable, or (b) are being diligently contested in good faith by appropriate proceedings; provided, that for any such taxes being diligently contested in good faith, the Company has set aside adequate reserves, (ii) Liens imposed by law, such as mechanic's, materialman's, landlord's, warehouseman's and carrier's liens, securing obligations incurred in the ordinary course of business which are not yet overdue or which are being diligently contested in good faith by appropriate proceeding and, with respect to such obligations which are being contested, for which the Company has set aside adequate reserves, and (iii) Liens which (x) in each case, secure obligations of less than $10,000, and (y) do not, individually or in the aggregate, interfere with the use and enjoyment of the property subject thereto.

        "Person" means any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, Governmental Authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

        "Pre-Closing Environmental Matters" means (i) the production, use, generation, storage, treatment, recycling, disposal, discharge, release, or other handling or disposition of any kind at any time on or prior to the Closing Date (collectively "Handling") of any Hazardous Material, either in, on, or under any real property or facility (including the Facilities) owned, leased or used at any time by the Company (or a predecessor or affiliate of the Company) including without limitation the effects of such Handling of Hazardous Materials on resources, persons, or property within or outside the boundaries of any facility owned, operated or otherwise used by the Company; (ii) the presence as of the Closing Date of Hazardous Materials in, on or under any facility (including the Facilities) owned, leased or used at any time by the Company regardless of how the Hazardous Materials came to rest at, on or under such facility, (iii) the failure on or prior to the Closing Date of any facility or any operations of the Company to be in compliance with an Environmental Laws, and (iv) any other act, omission or condition existing prior to the Closing Date which gives rise to liability under any Environmental Laws with respect to the Company.

        "Preferred Stock" means the Series A Convertible Preferred Stock, par value $.01 per share, of the Company, or any other capital stock of the Company into which such stock is reclassified or reconstituted.

        "Qualified Initial Public Offering" shall mean a public offering, underwritten by a reputable and nationally recognized underwriter, pursuant to an effective registration statement under the Securities Act of shares of the Common Stock, (i) the aggregate gross proceeds of which equal or exceed $15,000,000 and (ii) the per share offering price to the public of which equals or exceeds five (5) times the per share Purchase Price; provided, however, that the per share offering price referred to in clause (ii) shall be adjusted to reflect the effect of any stock split or any subdivision, reclassification, combination or like event of or with respect to outstanding shares of Common Stock occurring after the Initial Issue Date.

        "Registration Rights Agreement" means the Registration Rights Agreement substantially in the form attached hereto as Exhibit E.

        "Requirements of Law" means, as to any Person, the provisions of the Certificate of Incorporation and By-laws or other organizational or governing documents of such Person, and any law, treaty, rule, regulation, right, privilege, qualification, license or franchise, order, judgment, or determination, in each case, of an arbitrator or a court or other Governmental Authority, in each case, applicable to or binding upon such Person or any of its property (or to which such Person or any of its property is subject) or applicable to any or all of the transactions contemplated by or referred to in the Transaction Agreements.

        "Securities" means the Preferred Stock and the Warrants.

        "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

        "Shareholders' Agreement" means the Shareholders' Agreement among the Company, Paul Fleming and the Purchasers substantially in the form attached hereto as Exhibit F.

        "Shares" means the Common Stock and the Preferred Stock.

        "Tax" or "Taxes" shall mean all federal, state, local, foreign and other taxes, assessments or other government charges, including, without limitation, income, estimated income, business, occupation, franchise, property, sales, transfer, use, employment, commercial rent or withholding taxes, including interest, penalties and additions in connection therewith for which the Company may be liable.

        "Transaction Agreements" means collectively, this Agreement, the Acquisition Agreement, the Contribution Agreement, the Employment Agreement, the Guaranty Agreement, the Registration Rights Agreement, the Shareholders' Agreement, the Transition Services Agreement, and the Warrants.

        "Transaction Expenses" means any and all reasonable out-of-pocket expenses incurred by the Purchasers in connection with the legal and financial due diligence review of the Condition of the Company conducted by the Purchasers, the negotiation and preparation of the Transaction Agreements, the consummation of the transactions contemplated thereby and preparation for any of the foregoing, including, without limitation, travel expenses, fees, charges and disbursements of counsel and any similar or related costs and expenses; provided, however, that with respect to legal fees and costs, such legal fees and costs shall be limited to those charged by one firm of counsel representing all Purchasers.

        "Transition Services Agreement" means the Transition Services Agreement between the Company and Beverly Hills Cajun, Inc. substantially in the form attached hereto as Exhibit G.

        "Warrants" means those certain warrants in the form attached hereto as Exhibit H to purchase shares of Series A Convertible Preferred Stock.

        "Welfare Plan" means any "employee welfare benefit plan" as defined in
Section 3(l) of ERISA, (A) which the Company or any ERISA Affiliate maintains, administers, contributes to or is required to contribute to, or under which the Company or any ERISA Affiliate may incur any liability and (B) which covers any employee or former employee of the Company or any ERISA Affiliate (with respect to their relationship with such entities).

        1.2 Accounting Terms; Financial Statements. All accounting terms used herein not expressly defined in this Agreement shall have the respective meanings given to them in accordance with GAAP.

        1.3 Knowledge Standard. When used herein, the phrase "to the knowledge of" any Person, "to the best knowledge of" any Person or any similar phrase shall mean, (i) with respect to any individual, the actual knowledge of such Person (ii) with respect to any corporation (or a limited liability company), the actual knowledge of officers and directors, or Persons acting in similar capacities, of such corporation and the knowledge of such facts that such persons should have in the exercise of their duties after reasonable inquiry and
(iii) with respect to a partnership, the actual knowledge of the officers and directors of the general partner of such partnership and the knowledge of such facts that such persons should have in the exercise of their duties after reasonable inquiry. When used herein, the phrase "to the knowledge of the Company," "to the best knowledge of the Company" or any similar phrase shall mean "to the best knowledge of the Company and each Company Affiliate" using the standards set forth in the previous sentence.

        1.4 Other Defined Terms. The following terms shall have the meanings specified in the Sections set forth below:

        Term                                           Section
        ----                                           -------
        Actions                                          5.9
        Certificate                                      2.1


       Closing                                           2.3
       Closing Date                                      2.3
       Indemnified Party                                 8.1
       Indemnifying Party                                8.1
       Intellectual Property                            5.13
       Liability (and Liabilities)                       8.1
       Preferred Shares                                  2.1
       Pro Forma Balance Sheet                          3.17
       Purchase Price                                    2.2
       Purchased Securities                              2.2
       Taxpayers                                        5.14
       Unaudited Financial Statements                   5.10
       Warrant Shares                                    2.1

                                    ARTICLE 2

                        AUTHORIZATION OF PREFERRED STOCK;
                         PURCHASE AND SALE OF SECURITIES

        2.1 Preferred Stock. The Company has authorized (a) the issuance and sale to the Purchasers of 497,500 shares of Preferred Stock (the "Preferred Shares") and the Warrants exercisable for an aggregate of 124,375 shares of Preferred Stock (the "Warrant Shares") and (b) has duly adopted resolutions establishing the rights, preferences, privileges and restrictions of the Preferred Stock. The Preferred Stock will have the respective rights, preferences and privileges set forth in the Company's Certificate of Incorporation substantially in the form attached hereto as Exhibit I (the "Certificate").

        2.2 Purchase and Sale of Securities. Upon the terms and subject to the conditions herein contained, at the Closing (as defined herein) on the Closing Date (as defined herein), the Company agrees that it will issue to each of the Purchasers, and each Purchaser agrees that it will purchase from the Company, the number of Preferred Shares and a Warrant exercisable for the number of Warrant Shares listed next to such Purchaser's name on Schedule 1 hereto (collectively, the "Purchased Securities"). The aggregate purchase price of such Purchased Securities, to be paid by the Purchasers in the amounts listed next to each Purchaser's name on Schedule 1 hereto shall be Nine Million, Nine Hundred and Fifty Thousand Dollars ($9,950,000) (the "Purchase Price"). The Purchase Price is subject to adjustment which is reflected in the Warrants to be issued at Closing.

        2.3 Closing. The closing of the sale to and purchase by the Purchasers of the Securities referred to in Section 2.2 hereof (the "Closing") shall occur at the offices of Squire, Sanders & Dempsey, 40 North Central, Suite 2700, Phoenix, AZ 85004 at 10:00 a.m., Phoenix, AZ time on February 29, 1996 or at such different time of day as the Purchasers and the Company shall agree (the "Closing Date"). At the Closing, (i) the Company shall deliver to each Purchaser certificates evidencing the Securities being purchased by such Purchaser, free and clear of any Liens of any nature whatsoever, other than those created by the Certificate, registered in such Purchaser's name, and (ii) each Purchaser shall deliver to the Company the portion of the Purchase Price listed next to such Purchaser's name on Schedule 1 hereto, by cashier's check or wire transfer of immediately available funds.

        2.4 Fees and Expenses. The Company shall reimburse the Purchasers for all Transaction Expenses, at the Closing out of the proceeds of the sale of the Securities hereunder. If the Closing does not occur for any reason other than a refusal or failure of Purchasers to close in material breach hereof by the Purchasers, the Company shall reimburse the Purchasers for all Transaction Expenses promptly upon request therefor, which payment shall be made by wire transfer of immediately available funds to an account or accounts designated by the Purchasers.

                                    ARTICLE 3

                          CONDITIONS TO THE OBLIGATION
                  OF THE PURCHASERS TO PURCHASE THE SECURITIES

        The obligation of each Purchaser to purchase the Securities, to pay the purchase prices therefor and to perform any obligations hereunder on the Closing Date (unless otherwise specified) shall be subject to the satisfaction as determined by, or waiver by, such Purchaser of the following conditions on or before the Closing Date:

        3.1 Representations and Warranties. The representations and warranties of the Company contained in Article 5 hereof shall be true and correct at and as of the Closing Date (both before and after giving effect to the transactions contemplated under this Agreement) as if made at and as of such date, except that the timely filing and payment of Taxes as set forth in the first sentence of Section 5.14(a) and Section 5.14(b) shall be true and correct at and as of the Closing Date (both before and after giving effect to the transactions contemplated under this Agreement) as if made at and as of such date to the extent that any failure to timely file or pay such Taxes shall not have a Material Adverse Effect.

        3.2 Compliance with Terms and Conditions of this Agreement. The Company shall have performed and complied with all of the agreements and conditions set forth herein that are required to be performed or complied with by the Company on or before the Closing Date.

        3.3 Delivery of Certificates Evidencing the Securities. The Company shall contemporaneously deliver to each Purchaser the certificates evidencing the Securities as set forth in Section 2.3.

        3.4 Closing Certificates. The Company shall have delivered to each Purchaser a certificate executed by an authorized officer of the Company certifying that the representations and warranties of the Company contained in the Agreement are true and correct on and as of the Closing Date, and that the conditions set forth in this Section 3 to be satisfied by the Company have been satisfied on and as of the Closing Date.

        3.5 Secretary's Certificates. Each Purchaser shall have received a certificate from the Company, dated as of the Closing Date and signed by the Secretary or an Assistant Secretary of the Company, certifying that the attached copies of the Certificate of Incorporation, By-laws of the Company, and resolutions of the Board of Directors of the Company approving the Transaction Agreements and the transactions contemplated thereby, are all true, complete and correct and remain unamended and in full force and effect.

        3.6 Documents . Each Purchaser shall have received true, complete and correct copies of such documents and such other information as it may have reasonably requested in connection with or relating to the sale of the Securities and the transactions contemplated by the Transaction Agreements, all in form and substance reasonably satisfactory to the Purchasers prior to the Closing.

        3.7 Purchase Permitted by Applicable Laws. The acquisition of and payment for the Securities to be acquired by the Purchasers hereunder and the consummation of the transactions contemplated by the Transaction Agreements shall not (a) violate any Requirements of Law, (b) result in a material breach or default (i) under any of the Contractual Obligations of the Company or (ii) under any order, writ, judgment, injunction, decree, determination or award of any court, arbitrator, or commission, board, bureau, agency or other governmental instrumentality, or (c) result in, or require, the creation or imposition of any Lien upon or with respect to any of the property of the Company.

        3.8 Opinion of Counsel. Each Purchaser shall have received an opinion of Squire, Sanders & Dempsey, counsel to the Company, dated as of the Closing Date in a form mutually agreed upon by Squire, Sanders & Dempsey and Latham & Watkins, counsel to the Purchasers.

        3.9 Approval of Counsel to Purchasers. All actions and proceedings required to be performed on or prior to the Closing Date hereunder and all documents required to be delivered by the Company on or prior to the Closing Date as required by this Agreement, shall have been acceptable to Latham & Watkins, counsel to the Purchasers, in their reasonable judgment as to their form and substance.

        3.10 Consents and Approvals. All consents, exemptions, authorizations, or other actions by, or notices to, or filings with, Governmental Authorities and other Persons in respect of all Requirements of Law (except with respect to any post-Closing filing requirements required by (i) the Arizona State Department of Liquor License and Control, (ii) the California State Department of Liquor License and Control, (iii) the Nevada State Department of Liquor License and Control, or (iv) any federal or state securities agencies) and with respect to those material Contractual Obligations of the Company, necessary or required in connection with the execution, delivery or performance of the Transaction Agreements (including, without limitation, the issuance of the Securities, based solely on the Requirements of the Law and facts and circumstances in effect as of the Closing Date, and issuance of the Common Stock upon conversion or exercise of the Securities) by the Company, and shall have been obtained and be in full force and effect, and the Purchasers shall have been furnished with appropriate evidence thereof, and all waiting periods shall have lapsed without extension or the imposition of any conditions or restrictions.

        3.11 Certain Waivers. Each holder of the shares of the capital stock of the Company (or any other party who may possess such rights) shall have waived any and all preemptive rights, rights of first refusal, "tag along" rights, rights of co-sale and any similar rights with respect to the issuance of the Preferred Shares contemplated hereby.

        3.12 No Material Adverse Change. Since the Balance Sheet Date, there shall have been no Material Adverse Effect.

        3.13 Certificate and By-laws. The Company shall have adopted and filed the Certificate of Incorporation in the form of Exhibit I hereto (with such changes as agreed to by the Purchasers) and adopted the By-laws of the Company in the form of Exhibit J hereto.

        3.14 No Material Judgment or Order. There shall not be on the Closing Date any judgment or order of a court of competent jurisdiction or any ruling of any Governmental Authority affecting the Company or any Company Affiliate or any condition imposed under any Requirement of Law affecting the Company or any Company Affiliate which, in the reasonable judgment of the Purchasers, would (i) prohibit the purchase of the Securities or the consummation of the other transactions contemplated hereunder, (ii) subject the Purchasers to any penalty if the Securities were to be purchased hereunder, (iii) question the validity or legality of the transactions contemplated hereby, or (iv) be reasonably expected to materially adversely affect the value of the capital stock of the Company, the Securities or have a Material Adverse Effect.

        3.15 Financial Statements. The Company shall have delivered to the Purchasers a copy of the combined audited balance sheets of the Company Affiliates as of December 31, 1995, which financial statements shall fairly present in all material respects the financial position and the results of operations and cash flows of each Company Affiliate for such period in conformity with GAAP.

        3.16 Pro Forma Balance Sheet. The Company shall have delivered to the Purchasers on or before the Closing Date pro forma balance sheet dated as of the Balance Sheet Date (the "Pro Forma Balance Sheet"), setting forth the assets and liabilities of the Company after giving effect to the transactions referred to in the Transaction Agreements (including the payment of all fees and expenses estimated to be paid or incurred in connection therewith), certified on behalf of the Company by Paul Fleming, acting as an officer of the Company, as fairly presenting the assets and liabilities of the Company and each Company Affiliate as of the Balance Sheet Date, based on the assumptions set forth therein.

        3.17 Budget. The Company previously has delivered to the Purchasers a copy of the budget (the "Budget") for the Company's fiscal year ending December 31, 1996. As of the date hereof, the Budget represents the Company's management's good faith estimate of the future financial and operating performance of the Company (for the period set forth therein), based upon the best currently available information. As of the Closing Date, no event shall have occurred that would result in a material adverse change in the Budget or the assumptions underlying the Budget.

        3.18 Contribution Agreement. The Company and Fleming shall contemporaneously enter into and consummate the Contribution Agreement substantially in the form attached hereto as Exhibit A.

        3.19 Employment Agreement. The Company and Fleming shall contemporaneously duly execute and deliver to the Purchasers an Employment Agreement substantially in the form attached hereto as Exhibit K.

        3.20 Guaranty Agreement. Fleming shall have entered into the Guaranty Agreement substantially in the form attached hereto as Exhibit D.

        3.21 Registration Rights Agreement. The Company shall contemporaneously duly execute and deliver to each Purchaser the Registration Rights Agreement substantially in the form attached hereto as Exhibit E.

        3.22 Shareholders' Agreement. The Company, Fleming and the Purchasers shall contemporaneously enter into a Shareholders' Agreement substantially in the form attached hereto as Exhibit F.

        3.23 Transition Services Agreement. The Company shall have entered into the Transition Services Agreement substantially in the form attached hereto as Exhibit G.

        3.24 Corporate Restructuring. The Corporate Restructuring shall have been completed in form and substance reasonably satisfactory to the Purchasers.

                                    ARTICLE 4

                       CONDITIONS TO THE OBLIGATION OF THE
                                COMPANY TO CLOSE

        The obligation of the Company to issue and sell the Securities and the other obligations of the Company hereunder, shall be subject to the satisfaction as determined by, or waiver by, the Company of the following conditions on or before the Closing Date:

        4.1 Representations and Warranties. The representations and warranties of the Purchasers contained in Section 6 hereof shall be true and correct at and as of the Closing Date (both before and after giving effect to the transactions contemplated under this Agreement) as if made at and as of such date.

        4.2 Compliance with Terms and Conditions of this Agreement. The Purchasers shall have performed and complied with all of the agreements and conditions set forth herein that are required to be performed or complied with by the Purchasers on or before the Closing Date.

        4.3 Certificates. The Company shall have received (i) for each Purchaser that is a corporation, a certificate from such corporation, dated as of the Closing Date and signed by the Secretary or an Assistant Secretary of the Company, certifying that the attached resolutions of the Board of Directors of such corporation approving the Transaction Agreements and the transactions contemplated thereby, are true, complete and correct and remain unchanged and in full force and effect; and (ii) for each Purchaser that is not a corporation, a certificate executed by such Person as the Company shall reasonably deem appropriate under the circumstances, certifying that all approvals required according to such Purchaser's organizational documents have been duly obtained, and remain unchanged and in full force and effect.

        4.4 Documents. The Company shall have received true, complete and correct copies of such documents and such other information as it may have reasonably requested in connection with or related to the purchase of the Securities by each Purchaser and the transactions contemplated by the Transaction Agreement, all in form and substance reasonably satisfactory to the Company prior to the Closing, including without limitation the Registration Rights Agreement and the Shareholders Agreement executed by the Purchasers, unless the execution of such documents by the Company has been waived by the Purchasers as a condition to their obligation to purchase the Securities.

        4.5 Closing Certificate. Each Purchaser shall have delivered to the Company a certificate executed by such Purchaser certifying that the representations and warranties of such Purchaser contained in this Agreement are true and correct on and as of the Closing Date, and that the conditions set forth in this Section 4 to be satisfied by such Purchaser have been satisfied on and as of the Closing Date.

        4.6 Issuance Permitted by Applicable Laws. The issuance of the Securities by the Company hereunder, acquisition of the Securities by the Purchaser hereunder and the consummation of the transactions contemplated by the Transaction Agreements shall not (a) violate any Requirements of Law, or (b) result in a breach or default (i) under any of the Contractual Obligations of the Purchasers, or (ii) under any order, writ, judgment, injunction, decree, determination or award of any court, arbitrator, or commission, board, bureau, agency or other governmental instrumentality, or (c) require any consents, approvals, exemptions, authorizations, registrations, declarations or filings by the Purchasers.

        4.7 Payment of Purchase Price. The Purchasers shall tender to the Company the Purchase Price in the manner set forth in Section 2.2 in the respective amounts specified on Schedule 1 hereto.

        4.8 Approval of Counsel to Company. All actions and proceedings required to be performed on or prior to the Closing Date hereunder and all documents required to be delivered by the Purchasers on or prior to the Closing Date as required by this Agreement, shall have been acceptable to Squire, Sanders & Dempsey, counsel to the Company, in their reasonable judgment as to their form and substance.

        4.9 Consents and Approvals. All consents, exemptions, authorizations, or other actions by, or notices to, or filings with. Governmental Authorities and other Persons in respect of all Requirements of Law and with respect to those material Contractual Obligations of the Purchasers; necessary or required in connection with the execution, delivery or performance of the Transaction Agreements by each Purchaser, shall have been obtained and be in full force and effect, and the Company shall have been furnished with appropriate evidence thereof as requested by the Company and all waiting periods shall have lapsed without extension or imposition of any conditions or restrictions.

        4. 10 No Material Judgment or Order. There shall not be on the Closing Date any judgment or order of a court of competent jurisdiction or any ruling of any Governmental Authority or any condition imposed under any Requirements of Law which, in the reasonable judgment of the Company would (i) prohibit the sale of the Securities or the consummation of the other transactions contemplated hereunder, (ii) subject the Company to any penalty if the Securities were to be sold hereunder, or (iii) question the validity or legality of the transactions contemplated hereby.

                                    ARTICLE 5

                               REPRESENTATIONS AND
                            WARRANTIES OF THE COMPANY

        The Company hereby represents and warrants to the Purchasers as of the date hereof as follows:

        5.1 Corporate Existence and Authority. The Company (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (b) has all requisite corporate power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently, or is currently proposed to be engaged, (c) is duly qualified as a foreign corporation, licensed and in good standing in each jurisdiction where the failure to do so would have a Material Adverse Effect, and (d) has the corporate power and authority to execute, deliver and perform its obligations under each Transaction Agreement to which it is or will be a party.

        5.2 Corporate Authorization, No Contravention. The execution, delivery and performance by the Company of each of the Transaction Agreements and the consummation of the transactions contemplated thereby, including without limitation, the issuance of the Securities (a) has been duly authorized by all necessary corporate action, including, if required, stockholder action, (b) does not and will not conflict with or contravene the terms of the Certificate or the By-Laws of the Company, or any amendment thereof; and (c) does not and will not violate, conflict with or result in any material breach or contravention of (i) any Contractual Obligation of the Company or any of its Subsidiaries, or (ii) any Requirements of Law applicable to the Company or any of its Subsidiaries.

        5.3 Governmental Authorization, Third Party Consents. Except as set forth on Schedule 5.3, no approval, consent, compliance, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person in respect of any applicable Requirements of Law, and no lapse of a waiting period under any applicable Requirements of Law, is necessary or required in connection with the execution, delivery or performance (including, without limitation, the issuance of the Securities, the issuance of the Common Stock upon the conversion or exercise of the Securities and execution, delivery and performance of the Contribution Agreement by the Company and Fleming) by the Company or the enforcement against the Company of the Transaction Agreements, or the transactions contemplated thereby.

        5.4 Binding Effect. The Transaction Agreements have been duly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity relating to enforceability.

        5.5 Other Agreements. Neither the Company, the Company Affiliates nor Fleming have previously entered into any agreements which are currently in effect or to which the Company, the Company Affiliates and Fleming is currently bound, granting any registration or other material rights to any Person, the provision or performance of which would render the provision or performance (including, without limitation, the issuance of the Securities and the issuance of the Common Stock upon the conversion or exercise of the Securities and the issuance of Common Stock upon the conversion or exercise of the Securities) of the material rights to be granted to the Purchasers by the Company in the Transaction Agreements impracticable.

        5.6 Capitalization.

                (a) As of the date hereof, the capital stock of the Company consists solely of (i) 8,000,000 authorized shares of Common Stock (of which 100 are issued and outstanding and (ii) 2,000,000 authorized shares of Preferred Stock. Immediately following the Closing (i) 500,000 shares of Common Stock will be issued and outstanding; (ii) 933,541 shares of Common Stock will be reserved for issuance upon (a) the exercise of options and warrants to purchase such shares, (b) the conversion of Preferred Stock and (c) the conversion of Preferred Stock issued upon the exercise of the Warrants and certain warrants issued to Montgomery Securities; (iii) 497,500 shares of Preferred Stock will be issued and outstanding; (iv) 124,375 shares of Preferred Stock will be reserved for issuance upon exercise of the Warrants; (v) 12,438 shares of Preferred Stock will be reserved for issuance upon exercise of certain warrants issued to Montgomery Securities; (vi) 170,621 shares of Preferred Stock will be reserved for issuance as "payment-in-kind" dividends of Preferred Stock. A total of 1,250,483 fully diluted shares of Common Stock will be outstanding immediately following the Closing, assuming the conversion of all outstanding shares of Preferred Stock and the exercise of all outstanding options and warrants. All outstanding shares of capital stock of the Company are, and the shares of Preferred Stock (when issued, sold and delivered against payment therefor) and the shares of Preferred Stock issuable pursuant to the Warrant (when issued and delivered against any applicable payment therefore) and as "payment-in-kind" shares in respect of Preferred Stock will be, duly authorized and validly issued, fully paid, nonassessable and free and clear of any Liens, preferential rights, priorities, claims, options, charges or other encumbrances or restrictions, other than those created by the Certificate and the Shareholders' Agreement.

               (b) Schedule 5.6 sets forth the name of each holder of the issued and outstanding capital stock of the Company, the number of shares of such capital stock held of record by each such holder, the name of each Person holding any options, warrants or other rights to purchase any capital stock of the Company, the number, class and series of shares of capital stock subject to each such option, warrant or right and the exercise price of each such option, warrant or right. Except as set forth on Schedule 5.6, and except for the stock options, warrants and rights referred to in Section 5.6(a) and the Preferred Stock, there are no outstanding securities convertible into or exchangeable for capital stock of the Company or options, warrants or other rights to purchase or subscribe to capital stock of the Company or contracts, commitments, agreements, understandings or arrangements of any kind to which the Company or any such holder of capital stock is a party relating to the issuance of any capital stock of the Company, any such convertible or exchangeable securities or any such options, warrants or rights.

               (c) Except as set forth on Schedule 5.6 and in the Transaction Agreements, no Person has any preemptive rights, rights of first refusal, "tag along" rights, rights of co-sale or any similar rights with respect to the issuance of the Preferred Shares contemplated hereby. Schedule 5.6 identifies all Persons holding any such rights and describes the material terms of all such rights and as of the Closing Date.

        5.7 Company Affiliates. Schedule 5.7 sets forth a complete and accurate list of all of the Company Affiliates and all entities that own or operate a P.
F. Chang's China Bistro together with their respective jurisdictions of incorporation or organization. Each Company Affiliate that is a corporation or a limited liability company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the corporate or requisite power and authority to own its properties and conduct its business. Each Company Affiliate that is a partnership is an existing partnership under the laws of the jurisdiction of its formation and has full partnership power and authority to own its properties and conduct its business. Each Company Affiliate is qualified and licensed to transact business in each jurisdiction where the failure to do so would have a Material Adverse Effect. All of the outstanding shares of capital stock of the Company Affiliates that are corporations have been duly authorized and validly issued and are fully paid and nonassessable. Except as set forth on Schedule 5.7, all of the outstanding shares of capital stock of, or other ownership interests in, each of the Company Affiliates are owned by the Company free and clear of any Liens, claims, options, charges or other encumbrances, except as expressly provided in the organizational documents of the Company Affiliates. Except as set forth on
Schedule 5.7, no Company Affiliate has outstanding options, warrants, subscriptions, calls, rights, convertible securities or other agreements or commitments obligating the Company Affiliate to issue, transfer or sell any securities of the Company Affiliate.

        5.8 Private Offering. No form of general solicitation or general advertising was used by the Company or its representatives in connection with the offer or sale of the Preferred Shares. No registration of the Preferred Shares pursuant to the provisions of the Securities Act or any state securities or "blue sky" laws will be required by the offer, sale or issuance of the Securities pursuant to this Agreement.

        5.9 Litigation. There is no complaint, action, order, writ, injunction, judgment or decree outstanding, or claim, suit, litigation, proceeding, labor dispute, arbitral action or investigation (collectively, "Actions") pending or, to the knowledge of the Company, threatened against, relating to or affecting
(i) the assets of the Company or the Company Affiliates or (ii) the transactions required to be performed under this Agreement or by the Transaction Agreements. Neither the Company nor any of the Company Affiliates is in default with respect to any judgment, order, writ, injunction or decree of any court or governmental agency, and there are no unsatisfied judgments against the Company or any Company Affiliate. There is not a reasonable likelihood of an adverse determination of any pending Action that would, individually or in the aggregate, have a Material Adverse Effect.

        5.10 Financial Statements

                (a) The Company has furnished the Purchasers with the unaudited balance sheets of each Company Affiliate as of the Balance Sheet Date and the related separate statements of operations and cash flows of each Company Affiliate for the eleven (11) month period ending on the Balance Sheet Date, certified on behalf of the Company by the Chief Financial Officer of the Company or, if there is no such Chief Financial Officer, another responsible officer of the Company (the "Unaudited Financial Statements"). The Unaudited Financial Statements were properly prepared on a tax basis and present in all material respects the separate financial position of each Company Affiliate as of the dates thereof and the results of operations and cash flows of each Company Affiliate for the periods set forth therein.

                (b) The Pro Forma Balance Sheets delivered to the Purchasers set forth the assets and liabilities of the Company and each Company Affiliate on a pro forma consolidated basis after giving effect to the consummation of this Agreement and the transactions contemplated hereby. The Pro Forma Balance Sheets were properly prepared on a tax basis and present the assets and liabilities of the Company and each Company Affiliate as of the Balance Sheet Date based on the assumptions set forth therein.

        5.11 Title and Condition of Assets.

                (a) The Company and each Company Affiliate has good title to all of the personal property reflected on the balance sheets included in the Unaudited Financial Statements or acquired by the Company or any of the Company Affiliates since the Balance Sheet Date, and all real and personal property reflected on such balance sheets or acquired by the Company or the Company Affiliates since the Balance Sheet Date is free and clear of any Liens or defects of title, other than Permitted Liens. All real property which is leased by the Company and the Existing Subsidiaries is listed on Schedule 5.11(a) hereto. The Company and each Company Affiliate has a valid and enforceable leasehold interest in all real property leased by it pursuant to the terms of the respective lease agreements (assuming that each respective landlord has good and marketable title to all real property that is subject to such leases and except as enforceability may be limited by applicable bankruptcy laws or rights of creditors generally.)

                (b) The Facilities and Equipment are in good operating condition and repair (except for ordinary wear and tear and any defect the cost of repairing which would not be material), are sufficient for the operation of the business of the Company and each Company Affiliate and are in conformity in all material respects with applicable laws, ordinances, orders, regulations and other requirements (including applicable zoning, environmental, motor vehicle safety standards, occupational safety and health laws and regulations) relating thereto, except where such failure to conform would not have a Material Adverse Effect. The Company and each Company Affiliate enjoy peaceful and undisturbed possession of all Facilities owned or leased by the Company or such Company Affiliate, and, to the best knowledge of the Company, such Facilities are not subject to any encroachments, building or use restrictions, exceptions, reservations or limitations which in any material respect interfere with or impair the present and continued use thereof in the usual and normal conduct of the business of the Company or each Company Affiliate. There are no pending or, to the best knowledge of the Company, threatened, condemnation proceedings relating to any of the Facilities. The Facilities and the Equipment are insured and are, to the best of the Company's knowledge, structurally sound with no material defects.

                (c) All assets are valued on the books of the Company or the Company Affiliate at or below actual cost less appropriate depreciation charges. Neither the Company nor any Company Affiliate has depreciated any of the Assets for tax purposes in any manner inconsistent with the Code or the rules, regulations, or guidelines of the Internal Revenue Service.

        5.12 Contractual Obligations.

                (a) Neither the Company nor any of the Company Affiliates is in default or breach under or with respect to any Contractual Obligation to which it is a party (and to the best knowledge of the Company and such Company Affiliates no other party to any such Contractual Obligation is in default or breach thereunder), except any such default which, individually or together with all such defaults, would not have a Material Adverse Effect.

                (b) Schedule 5.12 lists all of the contracts, leases, agreements, indentures and undertakings governing or relating to the Contractual Obligations of the Company and the Company Affiliates other than (i) the Transaction Agreements, (ii) purchase orders entered into in the ordinary course of business, and (iii) any such contracts, leases, agreements, indentures or undertaking that (x) do not involve the receipt or payment of more than $20,000 each, (y) do not involve employment or labor matters and (z) do not contain covenants materially restricting the Company or any Company Affiliate from engaging in any line of business. To the best knowledge of the Company, the Company has provided the Purchaser with true, correct and complete copies of all written contracts, leases, agreements, indentures and undertakings listed on
Schedule 5.12.

        5.13 Patents, Trademarks, Etc. As of the Closing, the Company owns or is licensed or otherwise has the right to use all patents, trademarks, service marks, trade names, copyrights, licenses, franchises and other intellectual property rights that are material to the operation of the businesses of the Company (the "Intellectual Property"), and all pending applications related to such Intellectual Property, registered rights in such Intellectual Property and executed agreements related to such Intellectual Property are listed on Schedule
5.13 hereto. To the best knowledge of the Company, no product, process, method, substance or other material presently sold by or employed by the Company, or which the Company contemplates selling or employing, infringes upon the patents, trademarks, service marks, trade names, copyrights, licenses or other intellectual property rights that are owned by others. No litigation is pending and no claim has been made against the Company or any Company Affiliate or, to the best knowledge of the Company, is threatened, contesting the right of the Company or any Company Affiliate to sell or use any product, process, method, substance or other material presently sold by or employed by the Company or any Company Affiliate. To the best knowledge of the Company, no patent, invention, devise, principal or any statute, law, rule, regulation, standard or code is pending or proposed, which would have a material adverse effect on the Condition of the Company.

        5.14 Tax Matters.

        (a) Filing of Tax Returns. Each of the Company and the Company Affiliates (each such entity hereinafter a "Taxpayer" or collectively the "Taxpayers") have timely filed with the appropriate taxing authorities all returns (including without limitation information returns and other material information) in respect of Taxes required to be filed through the date hereof and will timely file any such returns required to be filed on or prior to the Closing Date. The returns and other information filed (or to be filed) are complete and accurate in all material respects. No Taxpayer has requested any extension of time within which to file returns (including without limitation information returns) in respect of any Taxes that have not been filed.

        (b) Payment of Taxes. All Taxes of each of the Taxpayers in respect of periods beginning before the Closing Date have been timely paid, or will be timely paid prior to the Closing Date, to the extent due and payable prior to the Closing Date, and no Taxpayer has any material liability for Taxes in excess of the amounts so paid. All Taxes that each Taxpayer has been required to collect or withhold have been duly collected or withheld and, to the extent required when due, have been or will be (prior to the Closing Date) duly paid to the proper taxing authority.

        (c) Audits, Investigations or Claims. The federal income tax returns of each of the Taxpayers have not been examined by the Internal Revenue Service, and no material deficiencies for Taxes of any of the Taxpayers have been claimed, proposed or assessed by any taxing or other governmental authority against any of the Taxpayers. There are no pending or, to the best knowledge of the Taxpayers, threatened audits, investigations or claims for or relating to any material additional liability to any of them in respect of Taxes, and there are no matters under discussion with any governmental authorities with respect to Taxes that in the reasonable judgment of any of the Taxpayers, or its or their counsel, is likely to result in a material additional liability to any of them for Taxes. No audits of any of the Taxpayers' federal, state, and local returns for Taxes by the relevant taxing authorities have occurred. None of the Taxpayers have been notified that any taxing authority intends to audit a return for any period. No extension of a statute of limitations relating to Taxes is in effect with respect to any of the Taxpayers.

        (d) Lien. There are no liens for Taxes (other than for current Taxes not yet due and payable) on any assets of any Taxpayer.

        (e) Partnership Status. Each of the Company Affiliates which purports to be a limited liability company or a partnership is properly treated as a partnership for federal income tax purposes and not as an association or publicly traded partnership taxable as a corporation, and has been properly so treated since the time of its organization.

        (f) Tax Elections; Tax Sharing Arrangements

                (i) All material elections with respect to Taxes affecting each of the Taxpayers as of the date hereof are set forth on Schedule 5.14.

                (ii) None of the Taxpayers have made an election, and none of them are required, to treat any asset as owned by another person or as tax-exempt bond financed property or tax-exempt use property within the meaning of section 168 of the Code or under any comparable state or local income tax or other tax provision.

                (iii) None of the Taxpayers are a party to or bound by any binding tax sharing, tax indemnity or tax allocation agreement or other similar arrangement with any other party.

                (iv) None of the Taxpayers have filed a consent pursuant to the collapsible corporation provisions of Section 341(f) of the Code (or any corresponding provision of state or local law) or agreed to have Section 341(f)(2) of the Code (or any corresponding provision of state or local law) apply to any disposition of any asset owned by it.

        (g) Affiliated Group. None of the Taxpayers have ever been a member of an affiliated group of corporations, within the meaning of Section 1504 of the Code.

        (h) Section 481(a). None of the Taxpayers have agreed to make, or are required to make, any adjustment under Section 481(a) of the Code by reason of a change in accounting method or otherwise.

        (i) Excess Parachute Payments. None of the Taxpayers are a party to any agreement, contract, arrangement or plan that has resulted or would result, separately or in the aggregate, in the payment of any "excess parachute payments" within the meaning of Section 280G of the Code.

        (j) No Joint Venture. Except as set forth on Schedule 5.14, none of the Taxpayers is a party to any joint venture, partnership, or other arrangement or contract which could be treated as a partnership for federal income tax purposes.

        5.15 Severance Arrangements. Except pursuant to the Employment Agreement, neither the Company nor any Company Affiliate has not entered into any severance or similar arrangement in respect of any present or former employee that will result in any obligation (absolute or contingent) of the Purchasers, the Company to make any payment to any present or former employee following termination of employment.

        5.16 No Material Adverse Change. To the best knowledge of the Company, since the Balance Sheet Date, there has not been any Material Adverse Effect, nor to the best knowledge of the Company is any such Material Adverse Effect threatened.

        5.17 Environmental Matters.

                (a) Except as set forth on Schedule 5.17, the property, assets and operations of the Company and each Company Affiliate are and have been in compliance in all material respects with all applicable Environmental Laws; there are no Hazardous Materials stored or otherwise located in, on or under any of the property or assets of the Company and each Company Affiliate, including the groundwater; and, to the best knowledge of the Company, there have been no releases or threatened releases of Hazardous Materials in, on or under any property adjoining any of the property or assets of the Company and each Company Affiliate. Neither the Company nor any Company Affiliate has stored or caused to be stored any Hazardous Materials on or under any of the property or assets of the Company, including the groundwater, other than in compliance with Environmental Laws; and the Company has not generated, released or discharged any Hazardous Materials other than in compliance with Environmental Laws.

                (b) None of the property, assets or operations of the Company or any Company Affiliate is the subject of any federal, state or local investigation evaluating whether (i) any remedial action is needed to respond to a release or threatened release of any Hazardous Materials into the environment or (ii) any release or threatened release of any Hazardous Materials into the environment is in contravention of any Environmental Law.

                (c) There are no pending, or, to the best knowledge of the Company, threatened lawsuits or proceedings against the Company or any Company Affiliate, with respect to violations of an Environmental Law or in connection with the presence of or exposure to any Hazardous Materials in the environment or any release or threatened release of any Hazardous Materials into the environment, and neither the Company nor any Company Affiliate is or was the owner or operator of any property which (i) pursuant to any Environmental Law has been placed on any list of Hazardous Materials disposal sites, including without limitation, the "National Priorities List" or "CERCLIS List," (ii) has or, to the best knowledge of the Company, had any subsurface storage tanks located thereon; or (iii) to the knowledge of the Company, has ever been used as or for a waste disposal facility, a mine, a gasoline service station or a petroleum products storage facility.

                (d) Neither the Company nor any Company Affiliate has any present or contingent liability in connection which the presence either on or off the property or assets of the Company or any Company Affiliate of any Hazardous Materials in the environment or any release or threatened release of any Hazardous Materials into the environment, except for any such liability that would not have a material adverse effect on the Condition of the Company.

        5.18 Investment Company/Government Regulations. Immediately following the Closing, after giving effect to the transactions contemplated by the Transaction Agreements, neither the Company nor any Person controlling, controlled by or under common control with the Company will be an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Company is not subject to regulation under the Public Utility Holding Company Act of 1935, as amended, the Federal Power Act, or any federal or state statute or regulation limiting its ability to incur Indebtedness.

        5.19 Broker's, Finder's or Similar Fees. There are no brokerage commissions, finder's fees or similar fees or commissions payable in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with the Company or any officer, director, shareholder, or Affiliate of the Company, or any action taken by any such person except for (i) such fees payable to Montgomery Securities in an amount not to exceed $485,000 and (ii) certain warrants to purchase 12,438 shares of Preferred Stock at an exercise price of $20.00 per share to be issued to Montgomery Securities.

        5.20 Labor Relations and Employee Matters.

                (a) Neither the Company nor any Company Affiliate is engaged in any unfair labor practice. There is (i) no unfair labor practice complaint pending or, to the best knowledge of the Company, threatened against the Company or any Company Affiliate before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is so pending or, to the best knowledge of the Company, threatened against the Company or any Company Affiliate (ii) no strike, labor dispute, slowdown or stoppage pending or, to the best knowledge of the Company, threatened against the Company or any Company Affiliate and (iii) no union representation question existing with respect to the employees of the Company or any Company Affiliate and, to the knowledge of the Company, no union organizing activities are taking place.

                (b) Except as set forth on Schedule 5.12, the Company is not a party to any employment agreement (other than "at will" employment relationships), collective bargaining agreement or covenant not to compete.

        5.21 Employee Benefits Matters.

                        Schedule 5.21 contains a complete list of Employee Plans which cover or have covered employees of the Company or a Company Affiliate (with respect to their relationship with such entities). True and complete copies of each of the following documents have been delivered by the Company to the Purchaser: (i) each Welfare Plan (and, if applicable, related trust agreements) which covers or has covered employees of the Company or a Company Affiliate (with respect to their relationship with such entities) and all amendments thereto, all written interpretations thereof and written descriptions thereof which have been distributed to the Company's employees and all funding instruments, (ii) each Benefit Arrangement (other than "at will" benefits arrangements) which cover or have covered employees of the Company or a Company Affiliate (with respect to their relationship with such entities) including written interpretations thereof and written descriptions thereof which have been distributed to the Company's employees (including descriptions of the number and level of employees covered thereby) and a complete description of any such Benefit Arrangement which is not in writing, (iii) the most recent determination or opinion letter, if any, issued by the Internal Revenue Service, with respect to each Welfare Plan (other than a "multiemployer plan," as defined in Section 3(37) of ERISA) which covers or has covered employees of the Company or a Company Affiliate (with respect to their relationship with such entities), and (iv) a description setting forth the amount of any liability of the Company as of the Closing Date for payments more than thirty days past due with respect to each Welfare Plan which covers or has covered employees or former employees of the Company or a Company Affiliate.

                             Except as set forth in Schedule 5.21, the Company
represents as follows:

                        (1) Pension Plans and Multiemployer Plans Neither the Company nor any ERISA Affiliate sponsors, maintains, contributes to, is required to contribute to or otherwise has a liability or potential liability with respect to, or has at any time sponsored, maintained, contributed to, or been required to contribute to, a Pension Plan or a Multiemployer Plan.

                        (2) Welfare Plans

                                (i) Each Welfare Plan which covers or has
covered employees or former employees of the Company or a Company Affiliate (with respect to their relationship with such entities) has been maintained in material compliance with its terms and, both as to form and operation, with the requirements prescribed by any and all statutes, orders, rules and regulations which are applicable to such Welfare Plan, including but not limited to ERISA and the Code.

                                (ii) None of the Company, any ERISA Affiliate or
any Welfare Plan has any present or future obligation to make any payment to or with respect to any present or former employee of the Company or any ERISA Affiliate pursuant to any retiree medical benefit plan, or other retiree Welfare Plan, and no condition exists which would prevent the Company from amending or terminating any such benefit plan or Welfare Plan.

                                (iii) Each Welfare Plan which covers or has
covered employees or former employees of the Company or a Company Affiliate and which is a "group health plan," as defined in Section 607(1) of ERISA, has been operated in material compliance with the provisions of Part 6 of Title 1, Subtitle B of ERISA and Sections 162K and 4980B of the Code at all times.

               (3) Benefit Arrangements. Each Benefit Arrangement which covers or has covered employees or former employees of the Company or a Company Affiliate (with respect to their relationship with such entities) has been maintained in compliance with its terms and with the requirements prescribed by any and all statutes, orders, rules and regulations which are applicable to such Benefit Arrangement, including but not limited to the Code.

               (4) Unrelated Business Taxable Income. No Employee Plan (or trust or other funding vehicle pursuant thereto) is subject to any tax under Code
Section 511.

               (5)Deductibility of Payments. There is no contract, agreement, plan or arrangement covering any employee or former employee of the Company or a Company Affiliate (with respect to their relationship with such entities) that, individually or collectively, provides for the payment by the Company of any amount (i) that is not deductible under Section 162(a)(1) or 404 of the Code or
(ii) for which the deduction by Company would be disallowed under Section 162(m) of the Code.

               (6) Fiduciary Duties and Prohibited Transactions. Neither the Company nor any plan fiduciary of any Welfare Plan which covers or has covered employees or former employees of the Company or any ERISA Affiliate, has engaged in any transaction in violation of Sections 404 or 406 of ERISA or any "prohibited transaction," as defined in Section 4975(c)(1) of the Code, for which no exemption exists under Section 408 of ERISA or Section 4975(c)(2) or
(d) of the Code.

               (7) Validity and Enforceability. Each Welfare Plan, related trust agreement or other funding instrument and Benefit Arrangement which covers or has covered employees or former employees of the Company or a Company Affiliate (with respect to their relationship with such entities) is legally valid and binding and in full force and effect.

               (8) Litigation. There is no action, order, writ, injunction, judgment or decree outstanding or claim, suit, proceeding, arbitral action, governmental audit or investigation relating to or seeking benefits under any Employee Plan that is pending, or, to the best knowledge of the Company, threatened against the Company, any ERISA Affiliate or any Employee Plan other than a domestic relations order or a qualified domestic relations order.

               (9) No Amendments. Except for the Employment Agreement, neither the Company nor any ERISA Affiliate has any announced plan or legally binding commitment to create any additional Employee Plans which are intended to cover employees or former employees of the Company or a Company Affiliate (with respect to their relationship with such entities) or to amend or modify any existing Employee Plan which covers or has covered employees or former employees of the Company or a Company Affiliate (with respect to their relationship with such entities).

               (10) No Other Material Liability. No event has occurred in connection with which the Company or any ERISA Affiliate or any Employee Plan, directly or indirectly, could be subject to any material liability (i) under any statute, regulation or governmental order relating to any Employee Plans or (ii) pursuant to any obligation of the Company or any

Company Affiliate to indemnify any person against liability incurred under, any such statute, regulation or order as they relate to the Employee Plans.

               (11) No Acceleration or Creation of Rights. Neither the execution and delivery of this Agreement or other related agreements by the Company nor the consummation of the transactions contemplated hereby or the related transactions will result in the acceleration or creation of any rights of any person to benefits under any Employee Plan.

               5.22 Potential Conflicts of Interest. Except as set forth on
Schedule 5.22, no officer, director, or stockholder of ten percent (10%) or more of the aggregate number of shares of Common Stock then outstanding on a fully diluted basis of the Company or any Company Affiliate, no spouse of any such officer, director or stockholder and no Affiliate of the foregoing: (a) owns, directly or indirectly, any interest in, or is an officer, director, employee or consultant of, any Person which is, or is engaged in business as, a competitor, lessor, lessee, supplier, distributor, sales agent or customer of, or lender to or borrower from, the Company or any Company Affiliate (b) owns, directly or indirectly, in whole or in part, any tangible or intangible property that the Company or any Company Affiliate uses in the conduct of business; or
(c) has any cause of action or other claim whatsoever against, or owes any amount to, the Company or any Company Affiliate, except for claims in the ordinary course of business such as for accrued vacation pay, accrued benefits under employee benefit plans, and similar matters and agreements existing on the date hereof and described in Schedule 5.22.

               5.23 Outstanding Borrowings. Schedule 5.23 lists the amount of all Outstanding Borrowings as of the date hereof and the name of each lender thereof.

               5.24 Insurance Schedule. Schedule 5.24 accurately summarizes all of the insurance policies or programs of the Company or any Company Affiliate in effect as of the date hereof (true and correct copies of which have been provided to the Purchasers), and indicates the insurer's name, policy number, expiration date, amount of coverage, type of coverage, annual premiums and deductibles, and also indicates any self-insurance program that is in effect.

               5.25 Undisclosed Liabilities. Neither the Company nor any Company Affiliate have any liabilities or obligations (absolute, accrued, contingent or otherwise) to the best knowledge of the Company except (i) liabilities that are reflected and reserved against on the balance sheets included in the Unaudited Financial Statements (including the notes thereto), (ii) liabilities incurred in the ordinary course of business and consistent with the past practice of the Company since the Balance Sheet Date, and which are reflected and reserved for in the balance sheets included in the Unaudited Financial Statements, and (iii) liabilities arising under Contractual Obligations described on Schedule 5.12, or not required to be described on Schedule 5.12 pursuant to clauses (i), (ii) or
(iii) thereof.

               5.26 Solvency. Neither the Company nor any Company Affiliate has
(i) made a general assignment for the benefit of its creditors, (ii) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition in bankruptcy by its creditors, (iii) suffered the appointment of a receiver to take possession of all or substantially all of its assets or properties, (iv) suffered the attachment or other judicial seizure of all or substantially all of its assets or (v) admitted in writing its inability to pay its debts as they come due. After giving effect to the transactions contemplated by the Transaction Agreements, the Pro Forma Balance Sheets will not show that the Company will (i) have liabilities which exceed the stated value of its assets, or (ii) be left with unreasonably small capital with which to engage in its respective business for the foreseeable future, or (iii) have incurred debts beyond its ability to pay such debts as they mature.

               5.27 Compliance with Law. Except as set forth on Schedule 5.27, to the best knowledge of the Company, the Company and the Company Affiliates and the conduct of their businesses is in compliance with all applicable laws, statutes, ordinances and regulations, whether federal, state or local, except where the failure to comply would not have a Material Adverse Effect. Neither the Company nor any Company Affiliate has received any written notice to the effect that, or to the knowledge of the Company, it is not in compliance with any of such statutes, regulations, orders, ordinances or other laws where the failure to comply would have a material adverse effect on the Condition of the Company or, to the best knowledge of the Company has no reason to anticipate that any presently existing circumstances are likely to result in violations of any such regulations which would, in any one case or in the aggregate, have a Material Adverse Effect.

               5.28 No Other Agreements to Sell the Assets or Capital Stock of the Company. Except as set forth on Schedule 5.28, neither the Company nor any Company Affiliate has any legal obligation, absolute or contingent, other than the obligations of the Company and each Company Affiliate under the Transaction Agreements, to any person or firm to (i) sell the assets other than in the ordinary course of business consistent with past practices, (ii) sell any capital stock of the Company (other than as set forth in Section 5.6) or effect any merger, consolidation or other reorganization of the Company or (iii) enter into any agreement with respect to any of the foregoing.

               5.29 Hart-Scott-Rodino. The Person (as that term is defined in 16 C.F.R. Section 801.1(a)(1)) of which the Company is a part does not have total assets or annual net sales of $100,000,000 or more, as measured under the applicable rules and regulations interpreting the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act").

               5.30 Disclosure.

                        (a) Agreement and Other Documents. This Agreement does not, and the documents and certificates executed by the Company or otherwise furnished by the Company to the Purchasers at the Closing will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

                        (b) Material Adverse Effects. There is no fact known to the Company, which the Company has not disclosed to the Purchasers in writing, which materially adversely affects, or insofar as the Company can reasonably foresee, will have a Material Adverse Effect.

                                    ARTICLE 6

                               REPRESENTATIONS AND
                          WARRANTIES OF THE PURCHASERS

        Each Purchaser, severally and not jointly, hereby represents and warrants to the Company as of the date hereof as follows:

        6.1 Existence and Authority. Such Purchaser (a) is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, (b) has all requisite power and authority to own its assets and operate its business, and (c) has all requisite power and authority to execute, deliver and perform its obligations under each of the Transaction Agreements to which it is or will be a party.

        6.2 Authorization; No Contravention. The execution, delivery and performance by such Purchaser of the Transaction Agreements to which it is a party and the consummation of the transactions contemplated thereby, including, without limitation, the acquisition of the Preferred Shares: (a) is within such Purchaser's power and authority and has been duly authorized by all necessary action on the part of such Purchaser; (b) does not conflict with or contravene the terms of such Purchaser's organizational documents or any amendment thereof; and (c) will not violate, conflict with or result in any material breach or contravention of (i) any Contractual Obligation of such Purchaser, or (ii) the Requirements of Law or any order or decree applicable to such Purchaser.

        6.3 Governmental Authorization; Third Party Consent. No approval, consent, compliance, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person in respect of any Requirements of Law, and no lapse of a waiting period under any Requirements of Law, is necessary or required in connection with the execution, delivery or performance by such Purchaser (including, without limitation, the acquisition of the Securities and issuance of Common Stock upon the conversion or exercise of the Securities) or enforcement against such Purchaser of this Agreement or the other Transaction Agreements to which it is a party, or the transactions contemplated thereby.

        6.4 Binding Effect. This Agreement has been duly executed and delivered by such Purchaser, and this Agreement constitutes the legal, valid and binding obligation of such Purchaser, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

        6.5 Purchase for Own Account. The Securities and the Common Stock to be issued upon conversion of the Securities, are being or will be acquired by such Purchaser for its own account and with no intention of distributing or reselling such securities or any part thereof in any transaction that would be in violation of the securities laws of the United States of America, or any state, without prejudice, however, to the rights of such Purchaser at all times to sell or otherwise dispose of all or any part of the Securities or the shares of Common Stock issuable upon conversion of the Securities under an effective registration statement under the

Securities Act, or under an exemption from such registration available under the Securities Act, and subject, nevertheless, to the disposition of such Purchaser's property being at all times within its control. Such Purchaser agrees not to dispose of any of the Securities or the shares of Common Stock issuable upon conversion of the Securities, unless it does so only in compliance with the Securities Act and applicable state securities laws, as then in effect. Such Purchaser agrees to the imprinting, so long as required by law, of a legend on certificates representing all of the Securities or the shares of Common Stock to be issued upon conversion of the Preferred Shares to the following effect:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN A SHAREHOLDERS' AGREEMENT DATED AS OF FEBRUARY, 1996. A COPY OF SUCH AGREEMENT MAY BE OBTAINED FROM THE COMPANY UPON REQUEST."

               6.6 Accredited Investor Status. Such Purchaser is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D, promulgated under the Securities Act. Each Purchaser shall provide such information with respect to its status as an "accredited investor" that the Company shall have reasonably requested at least ten (10) days prior to the Closing Date.

               6.7 Investment Risk. Each Purchaser has the ability to bear the economic risks of the Purchaser's prospective investment and the Purchaser is able, without materially impairing its financial condition, to hold the Preferred Stock for an indefinite period of time and to suffer complete loss on its investment. Each Purchaser understands and has fully considered for purposes of this investment the risks of this investment and understands that: (i) this investment is suitable only for an investor who is able to bear the economic consequences of losing his or its entire investment; (ii) the Preferred Stock represents an extremely speculative investment which involves a high degree of risk of loss; (iii) there are substantial restrictions on the transferability of the Preferred Stock and, accordingly, it may not be possible for the Purchaser to liquidate his or its investment in the Preferred Stock; and (iv) there have been no representations as to the possible future value, if any, of the Preferred Stock. Each Purchaser acknowledges that it has been provided the opportunity to ask questions and receive answers from duly authorized officers or other representatives of the Company concerning the Company. Each Purchaser acknowledges that its acquisition of the Securities hereunder may involve tax consequences to such Purchaser and that the Company has not provided such Purchaser with tax advice.

               Each Purchaser understands and acknowledges that the sale of the Preferred Stock pursuant to this Agreement will not be registered under the Securities Act on the grounds that the offering and sale of securities contemplated by this Agreement are exempt from registration pursuant to Section 4(2) of the Securities Act, and that the Company's reliance upon such exemption is predicated in part upon the Purchaser's representations set forth in this Agreement.

        6.8 Broker's, Finder's or Similar Fees. There are no brokerage commissions, finder's fees or similar fees or commissions payable by the Company in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with the Purchasers.

                                    ARTICLE 7

                            COVENANTS OF THE COMPANY

        From the date hereof until the Closing Date, the Company hereby covenants and agrees with the Purchasers as follows:

        7.1 Further Assurances. Upon the terms and subject to the conditions contained herein, each of the parties hereto agrees, both before and after the Closing, (i) to use all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, (ii) to execute any documents, instruments or conveyances of any kind which may be reasonably necessary or advisable to carry out any of the transactions contemplated hereunder, and (iii) to cooperate with each other in connection with the foregoing, including using their reasonable respective best efforts (A) to obtain all necessary waivers, consents and approvals from other parties that may be required; (B) to obtain all necessary permits as are required to be obtained under any federal, state, local or foreign law or regulations, and (C) to fulfill all conditions to this Agreement.

        7.2 Notification of Certain Matters. From the date hereof through the Closing, the Company shall give prompt notice upon obtaining knowledge thereof to Purchaser of (a) the occurrence, or failure to occur, of any event which occurrence or failure would be likely to cause any representation or warranty contained in this Agreement or in any exhibit or schedule hereto to be untrue or inaccurate in any material respect and (b) any material failure of the Company to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it under this Agreement or any exhibit or schedule hereto.

        7.3 Access to Information. From the date hereof through the Closing, the Company shall, and shall cause its officers, directors, employees and agents to, afford the Purchasers (or its representatives) access at all times to the Company's records for the purpose of inspecting the same, and subject to prior written request, to the officers, employees, agents, attorneys, accountants, properties, and contracts of the Company, and shall furnish Purchasers all financial, operating and other data and information as the Purchasers or their representatives, may reasonably request.

        7.4 Conduct of Business. From the date hereof through the Closing (the "Interim Period"), the Company shall, except as contemplated by this Agreement, or as consented to by Purchaser in writing which consent will not be unreasonably withheld, operate the Company in the ordinary course of business and in accordance with past practice and will not take any action inconsistent with this Agreement or with the consummation of the Closing; provided, however, that the Company may during the Interim Period take such actions as a reasonably necessary or appropriate in connection with the development of restaurant facilities located in Irvine, California, Las Vegas, Nevada and the additional locations set forth in Schedule 7.4 attached hereto so long as the Company (a) provides advance notice to the Purchasers of any such action and (b) upon request of any Purchaser, provides to such Purchaser and its counsel copies of any agreements and other documents relating to such actions. The Company agrees that neither it, nor anyone acting on its behalf, will offer or sell the Securities or any other security in a manner that would require the issuance and sale of the Securities to be registered or qualified pursuant to the provisions of the Securities Act or any state securities or "blue sky" laws.

        7.5 Contribution Agreement. The Company and Fleming shall consummate the Contribution Agreement in accordance with its terms concurrently with the transactions contemplated hereunder.

        7.6 Corporate Restructuring. Fleming shall use his best efforts to cause the Corporate Restructuring to be completed prior to the Closing Date.

                                    ARTICLE 8

                      COVENANTS OF THE COMPANY WITH RESPECT
                       TO THE PERIOD FOLLOWING THE CLOSING

        Until (a) all shares of Preferred Stock are no longer outstanding due to conversion, redemption or otherwise, and (b) the Company has paid to the Purchasers all other amounts due to them under the Transaction Agreements or the Certificate, the Company hereby covenants and agrees with the Purchasers as follows:

        8.1 Reservation of Shares. The Company shall at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issue or delivery upon conversion of the Securities as provided in the Certificate, the maximum number of shares of Common Stock that may be issuable or deliverable upon such conversion, as well as the number of shares of Common Stock that may be issuable or deliverable upon conversion of the Securities issued to the Purchasers as dividends. Such shares of Common Stock shall, when issued or delivered in accordance with the provisions of the Certificate, be duly authorized, validly issued and fully paid and non-assessable. The Company shall issue such Common Stock in accordance with the provisions of the Certificate and shall otherwise comply with the terms thereof.

        8.2 Books and Records. The Company shall, and shall cause each of the Company Affiliates, together with any newly formed subsidiaries of the Company, to, keep proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Company and each of such Company Affiliates or subsidiaries in accordance with GAAP, to the extent GAAP is applicable. The Company shall provide the Purchasers with reasonable access to all such books and records during regular business hours and allow the Purchasers to make copies and abstracts thereof.

        8.3 Use of Proceeds. The Company shall use the proceeds of the sale of Securities hereunder only (a) as a payment to Fleming pursuant to the terms of the Contribution Agreement, (b) as working capital for the Company, (c) for expansion of the Company, (d) for the payment of fees and expenses in connection with the transactions contemplated in the - Transaction Agreements, including without limitation, expenses incurred by Fleming in connection with such transactions; and (e) for any other purpose contained in, or undertaken pursuant to, the Budget.

        8.4 New Lines of Business. The Company shall not without the prior written consent of holders of a majority in interest of the Preferred Stock, engage in any business other than the preparation and distribution of Chinese food products or any line of business that is related thereto.

        8.5 Compensation of Directors. Each member of the Board of Directors shall entitled to customary fees and reimbursement by the Company for all out-of-pocket expenses, including, without limitation, travel expenses, incurred by such director in connection with the performance of such director's duties.

        8.6 Management Incentive Stock Option Plan. After consultation with the Purchasers, the Company shall develop and the Board of Directors shall authorize a Management Incentive Stock Option Plan pursuant to which Fleming shall be granted options to purchase up to 5% of the Common Stock of the Company (after taking into account the conversion of the Preferred Shares, including Preferred Shares issued upon the exercise of the Warrants) in accordance with the provisions set forth in the Employment Agreement and shall at all times keep and reserve available out of its Common Stock, solely for the purpose of issue or delivery upon exercise of such options, the maximum number of shares of Common Stock that may be issuable or deliverable upon such exercise.

                                    ARTICLE 9
                                 INDEMNIFICATION

        9.1 Indemnification. In addition to all other sums due hereunder or provided for in this Agreement and all other remedies that may be otherwise available, the Company (the "Indemnifying Party") agrees to indemnify and hold harmless each Purchaser and its Affiliates and its respective officers, directors, agents, employees, Subsidiaries, partners and assigns (each, an "Indemnified Party") to the fullest extent permitted by law from and against any and all (i) Environmental Expenses and (ii) tax liabilities, losses, costs, claims, damages, expenses

(including reasonable fees, disbursements and other charges of counsel) and other liabilities (collectively, "Liabilities") based upon, relating to or arising out of any breach of any representation or warranty, covenant or agreement of such Indemnifying Party in this Agreement or any legal, administrative or other actions (including actions brought by any of the Purchasers or any Indemnifying Party or any equity holders of the Company or derivative actions brought by any Person claiming through or in the Company's name), proceedings or investigations (whether formal or informal), or written threats thereof, based upon, relating to or arising out of (A) the status of the Purchasers as shareholders of the Company and the existence or exercise of the rights and powers of the Purchasers (including without limitation, any claim against any Indemnified Party relating to Environmental Matters), (B) violations of applicable securities laws by the Company in connection with the offering of the Shares, or (C) third party claims that the Securities hereunder violate preexisting understandings or arrangements with the Company; provided, however, that no Indemnifying Party shall be liable under this Section 9.1 to an Indemnified Party: (a) for any amount paid in settlement of claims without such Indemnifying Party's consent (which consent shall not be unreasonably withheld),
(b) to the extent that it is finally judicially determined that such Liabilities resulted solely from the willful misconduct or gross negligence of such Indemnified Party, or (c) to the extent that it is finally judicially determined that such Liabilities resulted solely from the material breach by such Indemnified Party of any representation, warranty, covenant or other agreement of such Indemnified Party contained in this Agreement; provided, further, that if and to the extent that such indemnification is unenforceable for any reason, the Indemnifying Party shall make the maximum contribution to the payment and satisfaction of such indemnified liability which shall be permissible under applicable laws. In connection with the obligation of the Indemnifying Party to indemnify for expenses as set forth above, the Indemnifying Party further agrees to reimburse each Indemnified Party for all such expenses (including reasonable fees, disbursements and other charges of counsel) as they are incurred by such Indemnified Party.

        The Company shall be liable for losses pursuant to this Section 9.1 only to the extent that the aggregate amount of such losses exceed $100,000 (the "Basket Amount"), whereupon the Company shall be liable for all such losses in excess of the Basket Amount.

        Notwithstanding any other provision of this Agreement, the Basket Amount shall not apply to Liabilities (collectively, the "Exceptional Liabilities") incurred by the Purchasers based upon, relating to or arising out of (i) any breach of the representations and warranties in Section 5.14 of the this Agreement; (ii) the Company's ownership of the assets it purports to own after giving effect to the transactions contemplated by this Agreement; and (iii) the organization and corporate or other governance of the Company Affiliates prior to the Closing, including, but not limited to the Corporate Restructuring.

        9.2 Notification. Each Indemnified Party under this Article 9 will, promptly after the receipt of notice of the commencement of any action, investigation, claim or other proceeding against such Indemnified Party in respect of which indemnity may be sought from any Indemnifying Party under this
Article 9, notify the Indemnifying Party in writing of the commencement thereof. The omission of any Indemnified Party to so notify the Indemnifying Party of any such action shall not relieve the Indemnifying Party from any liability which it may have to such Indemnified Party under this Article 9 except to the extent that such failure to notify results in a loss of a material defense of such Indemnified Party in actual prejudice due to such action. In case any such action, claim or other proceeding shall be brought against any Indemnified Party and such Indemnified Party shall notify the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to assume the defense thereof at its own expense, with counsel satisfactory to such Indemnified Party in its reasonable judgment; provided, however, that any Indemnified Party may, at its own expense, retain separate counsel to participate in such defense. Notwithstanding the foregoing, in any action, claim or proceeding in which both the Indemnifying Party, on the one hand, and an Indemnified Party, on the other hand, is, or is reasonably likely to become, a party, such Indemnified Party shall have the right to employ separate counsel at the Indemnifying Party's expense and to control its own defense of such action, claim or proceeding if, in the reasonable opinion of counsel to such Indemnified Party, a conflict or potential conflict exists between the Indemnifying Party, on the one hand, and such Indemnified Party, on the other hand, that would make such separate representation advisable. The Indemnifying Party agrees that it will not, without the prior written consent of the Purchasers (such consent not to be unreasonably withheld), settle, compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated hereby (if any Indemnified Party is a party thereto or has been actually threatened to be made a party thereto) unless such settlement, compromise or consent includes an unconditional release of the Purchasers and each other Indemnified Party from all liability arising or that may arise out of such claim, action or proceeding. The rights accorded to Indemnified Parties hereunder shall be in addition to any rights that any Indemnified Party may have at common law, by separate agreement or otherwise.

        9.3 Registration Rights Agreement. Notwithstanding anything to the contrary in this Article 9, the indemnification and contribution provisions of the Registration Rights Agreement shall govern any claim made with respect to registration statements filed pursuant thereto or sales made thereunder.

                                   ARTICLE 10

                                  MISCELLANEOUS

        10.1 Termination. This Agreement may be terminated at any time prior to the Closing Date:

                (a) by the mutual written consent of the Purchaser and the Company;

                (b) by either Purchaser or the Company if the Closing shall not have occurred prior to March 31, 1996 (the "Termination Date") unless such Termination Date is extended by mutual written consent of the Purchasers and the Company provided, that the right to terminate this Agreement under this Section 10.1(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or results in, the failure of the Closing to have occurred by such date;

        In the event of a termination, no party hereto (or any of its directors or officers or shareholders, partner, members or Affiliates) shall have any liability or further obligation to any other party hereto or directors or officers in respect thereof, other than as provided in Section 2.4 and under
Section 10.3, except that nothing herein will relieve any party from liability for any breach of this Agreement.

        10.2 Survival of Representations and Warranties. All of the representations and warranties made herein shall survive the Closing Date of this Agreement for a period of two (2) years from the date hereof except the representations and warranties in (i) Sections 5.11(a) and 5.17 shall survive until the statute of limitations period has expired for such representations and warranties and (ii) Section 5.14 shall survive until thirty days after the expiration of the statute of limitations period has expired for such representations and warranties.

        10.3 Confidential Information. The Company and the Purchaser shall each maintain as confidential any non-public, confidential and proprietary information (collectively, "Confidential Information") provided by one to the other regarding the matters contained in the Transaction Documents or with respect to the other. The Company and Purchaser and each of their partners, officers, directors, members, employees, agents and representative (collectively, "Representatives") will not disclose, use or otherwise appropriate the Confidential Information in any way detrimental to the other party, and the Confidential Information will be kept confidential by each party; provided, however, that any Confidential Information may be disclosed to prospective investors who require such information for the purpose of evaluating the transactions contemplated by the Transaction Agreements. If no transaction is effected pursuant to the terms of the Transaction Agreements, the Company and Purchaser shall each promptly deliver to the other party any Confidential Information of such other party, without retaining any copy thereof.

        10.4 Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, courier service or personal delivery:

                (a) if to Catterton:

                    Catterton Partners Corporation
                    115 East Putnam Avenue
                    Greenwich, Connecticut 06830
                    Attention: J. Michael Chu

                 with a copy to:

                    Latham & Watkins
                    1001 Pennsylvania Avenue, NW, Suite 1300
                    Washington, DC 20004-2505
                    Attention: Eric A. Stem, Esq.

                (b) if to Oak:

                    Oak Investment Partners
                    4550 Norwest Center
                    Minneapolis, Minnesota 55402
                    Attention: Gerald Gallagher

                 with a copy to:

                     Latham & Watkins
                     1001 Pennsylvania Avenue, N.W, Suite 1300
                     Washington, DC 20004-2505
                     Attention: Eric A. Stern, Esq.

                (c) if to the Company:

                    P.F. Chang's China Bistro, Inc.
                    c/o Ruth's Chris Steakhouse
                    2201 East Camelback
                    Phoenix, Arizona 85016
                    Attention: Paul Fleming

                with a copy to:

                    Squire, Sanders & Dempsey
                    40 North Central
                    Suite 2700
                    Phoenix, Arizona 85004
                    Attention: Norman C. Storey, Esq.

        All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; when mailed, five business days after being deposited in the mail, postage prepaid.

        10.5 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto. This Agreement may not be assigned by any Purchaser subsequent to the Closing without the written consent of the Company. The Company may not assign any of its rights under this Agreement without the written consent of each of the Purchasers. Except as provided in Article 9, no Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of any of the Transaction Agreements.

        10.6 Amendment and Waiver.

               (a) No failure or delay on the part of the Company, or the Purchasers in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or the Purchasers at law, in equity or otherwise.

               (b) Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by any party from the terms of any provision of this Agreement, shall be effective (i) only if it is made or given in writing and signed by the Company and holders of a majority in interest of the Preferred Stock or by the party or parties to be bound hereby, and (ii) only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on any party in any case shall entitle any party hereto to any other or further notice or demand in similar or other circumstances.

        10. 7 Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

        10. 8 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

        10. 9 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of law of such state.

        10. 10 Jurisdiction. Each party to this Agreement hereby irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement or any agreements or transactions contemplated hereby shall be brought in the courts of the State of New York or of the United States of America for the District of New York and hereby expressly submits to the personal jurisdiction and venue of such courts for the purposes thereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum. Each party hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the address set forth in Section 10.2, such service to become effective 10 days after such mailing.

        10.11 Severability. If anyone or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provision or provisions held invalid, illegal or unenforceable shall substantially impair the remaining provisions hereof.

        10.12 Rules of Construction. Unless the context otherwise requires, "or" is not exclusive, and references to sections or subsections refer to sections or subsections of this Agreement.

        10.13 Entire Agreement. This Agreement, together with the exhibits and schedules hereto and the other Transaction Agreements is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth herein or therein. This Agreement, together with the exhibits and schedules hereto, the other Transaction Agreements, supersedes all prior agreements and understandings between the parties with respect to such subject matter.

        10.14 Transaction Expenses. The Company will pay all Transaction Expenses of the Purchasers in accordance with Section 2.4 of this Agreement, regardless whether the transactions contemplated hereby are consummated.

        10.15 Publicity. Except as may be required by applicable law, none of the parties hereto shall issue a publicity release or announcement or otherwise make any public disclosure concerning this Agreement or the transactions contemplated hereby, without prior approval by the other parties hereto. If any announcement is required by law to be made by any party hereto, prior to making such announcement such party will deliver a draft of such announcement to the other parties and shall give the other parties an opportunity to comment thereon.

        10.16 Further Assurances. Upon the terms and subject to the conditions contained herein, each of the parties hereto agrees, both before and after the Closing, (i) to use all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, (ii) to execute any documents, instruments or conveyances of any kind which may be reasonably necessary or advisable to carry out any of the transactions contemplated hereunder, and (iii) to cooperate with each other in connection with the foregoing, including using their respective best efforts (A) to obtain all necessary waivers, consents and approvals from other parties that may be required; (B) to obtain all necessary permits as are required to be obtained under any federal, state, local or foreign law or regulations, and (C) to fulfill all conditions to this Agreement.

        10.17 Severability of Representations, Warranties and Covenants.
Neither Catterton nor Oak shall be liable to the Company for the breach or violation, if any, of any representation, warranty or covenant made or to be complied with by any of the other Purchasers, but each such Purchaser shall be liable to the Company solely for its own breach or violation, if any, of any representation, warranty or covenant made or to be complied with by such Purchaser. Neither the Company nor Fleming shall be liable to the Purchasers for the breach or violation, if any, of any representation, warranty or covenant made or to be complied with by any party hereto, but the Company shall be liable to the Purchasers solely for its and Fleming's breach or violation , if any, of any representation, warranty, or covenant made or to be complied with by the Company or Fleming.

                         P.F. CHANG'S CHINA BISTRO, INC.
                            STOCK PURCHASE AGREEMENT
                                 SIGNATURE PAGE

                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement or caused this Agreement to be executed and delivered by their authorized representatives as of the date first above written.

                         P.F. CHANG'S CHINA BISTRO, INC.

                         By: /s/ PAUL M. FLEMING
                             -------------------------------------------
                             Name: Paul M. Fleming
                             Title: President

                             c/o Ruth's Chris Steakhouse
                             2201 East Camelback
                             Phoenix, Arizona 85016
                             Attention: Paul Fleming
                             Telephone: 602-957-8986
                             Telecopy:  602-957-8998



                         PAUL M. FLEMING

                         By: /s/ PAUL M. FLEMING
                             -------------------------------------------

                             c/o Ruth's Chris Steakhouse
                             2201 East Camelback
                             Phoenix, Arizona 85016


                         KELLY M. FLEMING

                         By: /s/ KELLY M. FLEMING
                             -------------------------------------------

                             c/o Ruth's Chris Steakhouse
                             2201 East Camelback
                             Phoenix, Arizona 85016

                        P.F. CHANG'S CHINA BISTRO, INC.
                            STOCK PURCHASE AGREEMENT
                                 SIGNATURE PAGE


          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement or caused this Agreement to be executed and delivered by their authorized representatives as of the date first above written.


                                        CATTERTON-SIMON PARTNERS, L.P.
                                        By: CATTERTON INVESTMENT PARTNERS,
                                            its General Partner
                                        By: CATTERTON PARTNERS CORPORATION
                                            its Managing General Partner




                                        By: /s/ J. MICHAEL CHU
                                            ---------------------------------
                                            Name: J. Michael Chu
                                            Title: President

                                            115 East Putnam Avenue
                                            Greenwich, Connecticut 06830
                                            Attention:   J. Michael Chu
                                            Telephone:   203-629-4901
                                            Telecopy:    203-629-4903


                                        CATTERTON-PFC, L.L.C.
                                        By: CATTERTON PARTNERS CORPORATION
                                            in Managing Member



                                        By: /s/ J. MICHAEL CHU
                                            ---------------------------------
                                            Name: J. Michael Chu
                                            Title: President

                                            115 East Putnam Avenue
                                            Greenwich, Connecticut 06830
                                            Attention:   J. Michael Chu
                                            Telephone:   203-629-4901
                                            Telecopy:    203-629-4903

                         P.F. CHANG'S CHINA BISTRO, INC.
                            STOCK PURCHASE AGREEMENT
                                 SIGNATURE PAGE

                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement or caused this Agreement to be executed and delivered by their authorized representatives as of the date first above written.

                                     OAK INVESTMENT PARTNERS VI, LIMITED
                                     PARTNERSHIP

                                     By: /s/ GERALD R. GALLAGHER
                                         ---------------------------------------
                                         Gerald R. Gallagher
                                         General Partner of Oak Associates VI
                                         Limited Partnership,
                                         the General Partner of Oak Investment
                                         Partners VI, Limited Partnership

                                         Oak Investment Partners
                                         4550 Norwest Center
                                         Minneapolis, Minnesota 55402
                                         Attention: Gerald Gallagher
                                         Telephone: 612-339-9322
                                         Telecopy: 612-337-8017

                                     OAK VI AFFILIATES FUND, LIMITED
                                     PARTNERSHIP

                                     By: /s/GERALD R. GALLAGHER
                                         ---------------------------------------
                                         Gerald R. Gallagher
                                         General Partner of Oak VI Affiliates,
                                         Limited Partnership,
                                         the General Partner of Oak VI
                                         Affiliates Fund, Limited Partnership

                                         Oak Investment Partners
                                         4550 Norwest Center
                                         Minneapolis, Minnesota 55402
                                         Attention: Gerald Gallagher
                                         Telephone: 612-339-9322
                                         Telecopy: 612-337-8017

                         P.F. CHANG'S CHINA BISTRO, INC.
                            STOCK PURCHASE AGREEMENT
                                 SIGNATURE PAGE

                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement or caused this Agreement to be executed and delivered by their authorized representatives as of the date first above written.

                            TRINITY VENTURES V, L.P.

                            By: /s/ JAMES G. SHENNAN, JR.
                                -----------------------------------------------
                                General Partner

                                Trinity Ventures
                                155 Bovet Road, Suite 660
                                San Mateo, California 94402
                                Attention: James G. Shennan, Jr.
                                Telephone: 415-358-9700
                                Telecopy:  415-358-9785

                            TRINITY VENTURES V SIDE-BY-SIDE FUND, L.P.

                            By: /s/ JAMES G. SHENNAN, JR.
                                -----------------------------------------------
                                General Partner

                                Trinity Ventures
                                155 Bovet Road, Suite 660
                                San Mateo, California 94402
                                Attention: James G. Shennan, Jr.
                                Telephone: 415-358-9700
                                Telecopy:  415-358-9785

                         P.F. CHANG'S CHINA BISTRO, INC.
                            STOCK PURCHASE AGREEMENT
                                 SIGNATURE PAGE

                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement or caused this Agreement to be executed and delivered by their authorized representatives as of the date first above written.

                                 ARABELLA S.A.

                                 By: /s/ PIERRE CALAND
                                     --------------------------------------
                                     Name:PIERRE CALAND
                                     Title:

                                     c/o NECB
                                     1, Avenue Montaigne
                                     Paris, France 75008
                                     Telephone: 33 (15) 367-8530
                                     Telecopy: 33 (15) 367-8531

                         P.F. CHANG'S CHINA BISTRO, INC.
                            STOCK PURCHASE AGREEMENT
                                 SIGNATURE PAGE

                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement or caused this Agreement to be executed and delivered by their authorized representatives as of the date first above written.

                                  JOSEPH SCHELL

                                     /s/ JOSEPH SCHELL
                                     --------------------------------------

                                     3983 Happy Valley Road
                                     Lafayette, California 94549
                                     Telephone: 415-627-2000
                                     Telecopy: 415-249-5513

                                   KARL MATTHIES

                                     /s/ KARL MATTHIES
                                     --------------------------------------

                                     7 Bellagio Road
                                     PO Box 1322
                                     Ross, California 94957
                                     Telephone: 415-627-2250
                                     Telecopy:  415-249-5513

                                   J. RICHARD FREDRICKS

                                     /s/ RICHARD FREDRICKS
                                     --------------------------------------

                                     2395 Vallejo Street
                                     San Francisco, California 94010
                                     Telephone: 415-627-2000
                                     Telecopy:  415-249-5513

                        P.F. CHANG'S CHINA BISTRO, INC.
                                 STOCK PURCHASE
                                 SIGNATURE PAGE

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement or caused this Agreement to be executed and delivered by their authorized representatives as of the date first above written.

                                DAVID JACQUIN


                                 /s/ DAVID JACQUIN
                                ----------------------------------
                                1870 Pacific Avenue #704
                                San Francisco, California 94109
                                Telephone:  415-627-2402
                                Telecopy:   415-249-5514


                                MURRAY HUNEKE

                                /S/ MURRAY HUNEKE
                                ----------------------------------
                                315 Ambar Way
                                Menlo Park, California 94025
                                Telephone:  415-627-2873
                                Telecopy:   415-249-5512


                                PAUL MADERA

                                /s/ PAUL MADERA
                                ----------------------------------
                                1205 Vancouver Ave.
                                Burlingame, California 94010
                                Telephone:  415-627-3174
                                Telecopy:   415-249-5511

                         P.F. CHANG'S CHINA BISTRO, INC.
                            STOCK PURCHASE AGREEMENT
                                 SIGNATURE PAGE

                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement or caused this Agreement to be executed and delivered by their authorized representatives as of the date first above written.

                                   KENNETH LANG

                                     /s/ KENNETH LANG
                                     --------------------------------------

                                     2121 Sacramento Street #203
                                     San Francisco, California 94109
                                     Telephone: 415-627-2143
                                     Telecopy: 415-249-5097

                         P.F. CHANG'S CHINA BISTRO, INC.
                            STOCK PURCHASE AGREEMENT
                                 SIGNATURE PAGE

                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement or caused this Agreement to be executed and delivered by their authorized representatives as of the date first above written.

                                   EDWARD J. MATHIAS

                                     /s/ EDWARD J. MATHIAS
                                     --------------------------------------

                                     5120 Cammack Drive
                                     Bethesda, Maryland 20816
                                     Telephone: 202-626-1228
                                     Telecopy: 202-347-1818


                                   WILLIAM A. ALLEN

                                     --------------------------------------

                                     7710 Sweetgum Avenue
                                     Los Colinas, Texas 75063
                                     Telephone:
                                     Telecopy:


                                   STEVEN LEBOW

                                     --------------------------------------

                                    150 North Cliffwood
                                    Los Angeles, California 90049
                                    Telephone: 310-282-6165
                                    Telecopy: 310-282-6178

                         P.F. CHANG'S CHINA BISTRO, INC.
                            STOCK PURCHASE AGREEMENT
                                 SIGNATURE PAGE

                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement or caused this Agreement to be executed and delivered by their authorized representatives as of the date first above written.

                                   EDWARD J. MATHIAS

                                     --------------------------------------

                                     5120 Cammack Drive
                                     Bethesda, Maryland 20816
                                     Telephone: 202-626-1228
                                     Telecopy: 202-347-1818


                                   WILLIAM A. ALLEN

                                     /s/ WILLIAM A. ALLEN
                                     --------------------------------------

                                     7710 Sweetgum Avenue
                                     Los Colinas, Texas 75063
                                     Telephone:
                                     Telecopy:


                                   STEVEN LEBOW

                                     --------------------------------------

                                    150 North Cliffwood
                                    Los Angeles, California 90049
                                    Telephone: 310-282-6165
                                    Telecopy: 310-282-6178

                         P.F. CHANG'S CHINA BISTRO, INC.
                            STOCK PURCHASE AGREEMENT
                                 SIGNATURE PAGE

                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement or caused this Agreement to be executed and delivered by their authorized representatives as of the date first above written.

                                   EDWARD J. MATHIAS

                                     --------------------------------------

                                     5120 Cammack Drive
                                     Bethesda, Maryland 20816
                                     Telephone: 202-626-1228
                                     Telecopy: 202-347-1818


                                   WILLIAM A. ALLEN

                                     --------------------------------------

                                     7710 Sweetgum Avenue
                                     Los Colinas, Texas 75063
                                     Telephone:
                                     Telecopy:


                                   STEVEN LEBOW

                                     /s/ STEVEN LEBOW
                                     --------------------------------------

                                    150 North Cliffwood
                                    Los Angeles, California 90049
                                    Telephone: 310-282-6165
                                    Telecopy: 310-282-6178

                        P.F. CHANG'S CHINA BISTRO, INC.
                            STOCK PURCHASE AGREEMENT
                                 SIGNATURE PAGE

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement or caused this Agreement to be executed and delivered by their authorized representatives as of the date first above written.

                                        SUSAN C. SCHNABEL and EDWARD L.
                                        PLUMMER, JOINTLY


                                        /s/  Susan C. Schnabel
                                        -----------------------------------


                                        /s/  Edward L. Plummer
                                        -----------------------------------

                                        c/o Donaldson, Lufkin & Jenrette
                                        2121 Avenue of the Stars
                                        Suite 3000
                                        Los Angeles, California 90067
                                        Telephone:   310-282-6172
                                        Telecopy:    310-282-6178


                                        YVES SISTERON



                                        -----------------------------------

                                        602 North Crescent Avenue
                                        Beverly Hills, California 90210
                                        Telephone:    310-858-8042
                                        Telecopy:     310-550-1876

                        P.F. CHANG'S CHINA BISTRO, INC.
                            STOCK PURCHASE AGREEMENT
                                 SIGNATURE PAGE

            IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement or caused this Agreement to be executed and delivered by their authorized representatives as of the date first above written.


                                SUSAN C. SCHNABEL and EDWARD L. PLUMMER, JOINTLY



                                ------------------------------------------------


                                ------------------------------------------------

                                c/o Donaldson, Lufkin & Jenrette
                                2121 Avenue of the Stars
                                Suite 3000
                                Los Angeles, California 90067
                                Telephone:  310-282-6172
                                Telecopy:   310-282-6178


                                YVES SISTERON


                                  /s/  YVES SISTERON
                                ------------------------------------------------

                                602 North Crescent Avenue
                                Beverly Hills, California 90210
                                Telephone:  310-858-8042
                                Telecopy:   310-550-1876

                         P.F. CHANG'S CHINA BISTRO, INC.
                            STOCK PURCHASE AGREEMENT
                                 SIGNATURE PAGE

                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement or caused this Agreement to be executed and delivered by their authorized representatives as of the date first above written.

                                   RICHARD FEDERICO

                                     /s/ RICHARD FEDERICO
                                     --------------------------------------

                                     c/o P.F. Chang's China Bistro, Inc.
                                     2201 East Camelback Road
                                     Suite 225-B
                                     Phoenix, Arizona 85016
                                     Telephone: 602-957-8986
                                     Telecopy: 602-957-8998